UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

60 DEGREES PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

60 DEGREES PHARMACEUTICALS, INC.

1025 Connecticut Avenue NW Suite 1000
Washington, D.C. 20036

https://60degreespharma.com

July 2, 2026

Dear Fellow Stockholders:

On behalf of your Board of Directors, we cordially invite you to attend the 2026 Annual Meeting of Stockholders of 60 Degrees Pharmaceuticals, Inc. (the “Annual Meeting”). The Annual Meeting will be held on August 5, 2026, at 12:00 p.m. Eastern Time, in a virtual meeting format only and conducted via live audio webcast over the telephone to enable our stockholders to participate from locations around the world. Stockholders will NOT be able to attend the Annual Meeting in person. The Annual Meeting will be accessible only over the telephone. Please see “Attending the Virtual Annual Meeting” in the proxy statement (“Proxy Statement”) accompanying this letter for information on how to obtain the proxy materials, attend, ask questions at the Annual Meeting and vote at the Annual Meeting.

We are making available to you the accompanying Notice of Annual Meeting of Stockholders (“Notice”), Proxy Statement and form of proxy card or voting instruction form on or about July 2, 2026. We are pleased to furnish proxy materials to stockholders primarily over the internet. We believe that this process expedites stockholders’ receipt of proxy materials, lowers the costs of our Annual Meeting and conserves natural resources. On or about July 2, 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) that includes instructions on how to access our Proxy Statement and 2025 Annual Report and how to vote over the telephone. The Internet Availability Notice also includes instructions on how you can receive a paper copy of your Annual Meeting materials, including the Notice, Proxy Statement and proxy card or voting instruction form. If you elected to receive your Annual Meeting materials by mail, the Notice, Proxy Statement and proxy card or voting instruction form were enclosed. If you elected to receive your Annual Meeting materials via e-mail, the e-mail contains voting instructions and links to the 2025 Annual Report and the Proxy Statement, both of which are available on our website at https://60degreespharma.com. Additional details regarding admission to, and the business to be conducted at, the Annual Meeting are described in the accompanying Notice and Proxy Statement.

Only stockholders of record at the close of business on July 2, 2026, are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. You may vote over by telephone or by mailing in a proxy card. Please review the instructions on the proxy card or voting instruction form regarding each of these voting options. Voting will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting.

Thank you for your on-going support of 60 Degrees Pharmaceuticals, Inc.

Sincerely,

/s/ Geoffrey Dow
Geoffrey Dow
Chief Executive Officer and President

60 DEGREES PHARMACEUTICALS, INC.

1025 Connecticut Avenue NW Suite 1000

Washington, D.C. 20036

https://60degreespharma.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually at 12:00 p.m. (Eastern Time) on August 5, 2026

Notice is hereby given that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of 60 Degrees Pharmaceuticals, Inc., a Delaware corporation (“Company,” “we,” “us” and “our”), will be held on August 5, 2026, at 12:00 p.m. (Eastern Time) via a live audio webcast over the telephone. You will be able to virtually attend the Annual Meeting over the telephone and ask questions during the Annual Meeting. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

(1)	to elect five (5) directors to serve until the 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified (the “Director Election Proposal”);

(2)	to approve an amendment to the 60 Degrees Pharmaceuticals, Inc. 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of common stock available for issuance by 800,000 shares (the “2022 Plan Amendment Proposal”);

(3)	to approve an amendment to our certificate of incorporation, as corrected (“Certificate of Incorporation”), to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 1:5 to 1:10 inclusive, as determined by our Board of Directors in its sole discretion (the “Certificate of Incorporation Amendment Proposal”);

(4)	to ratify the selection by our Board of Directors of RBSM LLP as our independent auditor for the fiscal year ending December 31, 2025 (the “Auditor Proposal”);

(5)	to approve a payment to management of a success fee of five percent (5%) of deal proceeds between a deal value of $40 and 100 million, and 6% of deal proceeds for a deal value in excess of $100 million, in the event of a change of control/strategic transaction or sale of Arakoda, to be awarded as cash or equity to members of the management team, as determined by the Board of Directors at its sole discretion (the “Management Success Fee Proposal)”;

(6)	to approve adjourning the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of the Director Election Proposal, the 2022 Plan Amendment Proposal and the Certificate of Incorporation Amendment Proposal at the time of the Annual Meeting (the “Adjournment Proposal”); and

(7)	to transact such other business as may properly come before the meeting.

These items of business are more fully described in the proxy statement (“Proxy Statement”) accompanying this Notice of Annual Meeting of Stockholders (the “Notice”). We are not aware of any other business to come before the Annual Meeting.

After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote “FOR” the Election of each director nominee (Proposal 1), “FOR” the approval of an amendment to the 2022 Plan (Proposal 2), “FOR” the approval of an amendment to our Certificate of Incorporation (Proposal 3), “ “FOR” the ratification of our independent auditor (Proposal 4), “FOR” the approval of a Management Success Fee in connection with a Change of Control or Strategic Transaction (Proposal 5) and “FOR” the approval of the Adjournment Proposal (Proposal 6).

All stockholders are invited to attend the Annual Meeting virtually and no stockholder will be able to attend the Annual Meeting in person. The Annual Meeting will be accessible via the telephone in accordance with the instructions contained in the Proxy Statement. Please see “Questions and Answers About the Meeting and Voting—How Do I Vote At The Annual Meeting?” in the Proxy Statement accompanying this Notice for information on how to attend, ask questions during the Annual Meeting and vote at the Annual Meeting.

WHO CAN VOTE?

You can vote at the Annual Meeting if you were a stockholder of record as of the close of business on July 2, 2026 (the “Record Date”). Only stockholders of record on the Record Date are entitled to receive this Notice and to vote at the Annual Meeting or at any postponement(s) or, continuations(s) or adjournment(s) of the Annual Meeting.

ANNUAL REPORT

A copy of our Form 10-K (the “2025 Annual Report”) accompanies the Proxy Statement.

REVIEW THE PROXY MATERIALS AND ANNUAL REPORT ON OUR WEBSITE

You may also read the 2025 Annual Report, this Notice and Proxy Statement on our website at https://investors.60degreespharma.com.

AVAILABLE DATE

This Notice, the Proxy Statement and the form of proxy are first being made available to stockholders on or about July 2, 2026, at www.SXTP.vote.

YOUR VOTE IS IMPORTANT. YOU MAY VOTE BY TELEPHONE OR BY MAILING BACK A PROXY CARD. PLEASE REVIEW THE INSTRUCTIONS IN THE PROXY STATEMENT OR ON THE PROXY CARD OR VOTING INSTRUCTION FORM REGARDING EACH OF THESE VOTING OPTIONS.

We hope you are able to attend the Annual Meeting virtually via the telephone. Whether or not you attend, it is important that your stock be represented and voted at the meeting. I urge you to please complete, date and return the proxy card in the enclosed envelope, vote your shares electronically or vote by telephone using the information provided in the attached Proxy Statement prior to the Annual Meeting date. The vote of each stockholder is very important. You may revoke your written proxy at any time before it is voted at the Annual Meeting by giving written notice to the Company’s Chief Financial Officer, by submitting a properly executed paper proxy bearing a later date or by attending the Annual Meeting virtually and voting online during the meeting. Stockholders may also revoke their proxies by entering a new vote by telephone.

By Order of the Board of Directors,

/s/ Geoffrey Dow
Geoffrey Dow
Director, Chief Executive Officer and President
Washington, D.C.
July 2, 2026

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	2

PROPOSAL 1: ELECTION OF DIRECTORS	8

DIRECTORS AND EXECUTIVE OFFICERS	9

CORPORATE GOVERNANCE	11

AUDIT COMMITTEE REPORT	15

DIRECTOR COMPENSATION	17

EXECUTIVE COMPENSATION	18

DELINQUENT SECTION 16(A) REPORTS	20

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	21

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	23

PROPOSAL 2: APPROVAL OF AMENDMENT TO THE 2022 EQUITY INCENTIVE PLAN TO INCREASE TOTAL NUMBER OF AUTHORIZED SHARES BY 800,000 SHARES	24

PROPOSAL 3: APPROVAL OF AMENDMENT OF CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT A SPLIT RATIO OF 1:5 TO 1:10, INCLUSIVE, AS DETERMINED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION	30

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35

PROPOSAL 5: APPROVAL OF MANAGEMENT SUCCESS FEE IN CONNECTION WITH A CHANGE OF CONTROL OR STRATEGIC TRANSACTION	36

PROPOSAL 6: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF THE DIRECTOR ELCTION PROPOSAL, THE 2022 PLAN AMENDMENT PROPOSAL, THE CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL AND THE MANAGEMENT SUCCESS FEE PROPOSAL	37

ADDITIONAL INFORMATION	38

i

60 DEGREES PHARMACEUTICALS, INC.

1025 Connecticut Avenue NW Suite 1000
Washington, D.C. 20036

PROXY STATEMENT

For Annual Meeting of Stockholders to Be Held on August 5, 2026

The Board of Directors (the “Board”) of 60 Degrees Pharmaceuticals, Inc., a Delaware corporation (“60 Degrees Pharmaceuticals,” “60P,” “Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at the 2026 Annual Meeting of Stockholders of the Company (“Annual Meeting”) to be held on August 5, 2026, only via live audio webcast over the telephone by following the instructions set forth here at “Questions and Answers About the Meeting And Voting—How Do I Vote at the Annual Meeting?” This proxy statement (“Proxy Statement”) and the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and form of proxy are first being made available to stockholders on or about July 2, 2026.

We are furnishing proxy materials to our stockholders primarily via the internet. On or about July 2, 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) containing instructions on how to access our proxy materials, including our Proxy Statement and our 2025 Annual Report to Stockholders (the “2025 Annual Report”). The Internet Availability Notice also provides information on how to access your voting instructions to be able to vote by telephone. Other stockholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via telephone, or have been mailed paper copies of our proxy materials and a proxy card or voting instruction form. Internet distribution of our proxy materials helps to expedite receipt by our stockholders, lowers the cost of the Annual Meeting and conserves natural resources. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

The executive offices of the Company are located at, and the mailing address of the Company is 1025 Connecticut Avenue NW Suite 1000, Washington, D.C. 20036.

This Proxy Statement contains information about the matters to be voted on at the Annual Meeting and the voting process, as well as information about our directors and executive officers.

Under Securities and Exchange Commission (“SEC”) rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about July 2, 2026, we will begin sending to our stockholders the Internet Availability Notice containing instructions on how to access our Proxy Statement for our Annual Meeting and our 2025 Annual Report. The Internet Availability Notice also provides instructions on how to vote and access the virtual Annual Meeting by telephone and how to receive a paper copy of the proxy materials by mail. The Notice and Proxy Statement are also available at www.SXTP.vote.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q: What is a proxy?

A: A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Geoffrey Dow, the Chief Executive Officer, President and a director of the Company, and Tyrone Miller, the Chief Financial Officer of the Company, as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

Q: What is a proxy statement?

A: A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Q: What is the purpose of the Annual Meeting?

A: At our Annual Meeting, stockholders will vote on: (i) the election of five (5) directors; (ii) to approve an amendment to the 60 Degrees Pharmaceuticals, Inc. 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of common stock available for issuance 800,000 shares; (iii) to approve an amendment to our certificate of incorporation, as corrected (“Certificate of Incorporation”), to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 1:5 to 1:10 inclusive, as determined by our Board in its sole discretion; (iv) the ratification of the selection by our Board of RBSM LLP as our independent auditor for the fiscal year ending December 31, 2026; (v) to approve a management success fee in connection with a change of control or strategic transaction and (vi) such other matters as may come before the meeting. We are not currently aware of any such matters. In addition, following the meeting our management will report on the Company’s performance over the last fiscal year and respond to questions from stockholders.

Q: Why am I receiving these materials?

A: The Board has made these materials available to you over the internet at www.SXTP.vote, or has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Annual Meeting. The Annual Meeting is scheduled to be held on August 5, 2026, at 12:00 p.m. Eastern Time, via live audio webcast via telephone. This solicitation by the Board is for proxies for use at the Annual Meeting.

Q: Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

A: As permitted by SEC rules, we are making this Proxy Statement and our Annual Report available to our stockholders electronically via the internet. On or about July 2, 2026, we mailed to our stockholders the Internet Availability Notice containing instructions on how to access this proxy statement and our Annual Report and vote online. If you received the Internet Availability Notice by mail you will not receive a printed copy of the proxy materials in the mail unless you request a copy. The Internet Availability Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Internet Availability Notice also instructs you on how you may submit your proxy by telephone. If you received the Internet Availability Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Availability Notice and note that any requests to receive printed proxy materials must be requested no later than July 10, 2026. We encourage you to take advantage of the availability of the proxy materials on the internet in order to help lower the costs of delivery and reduce the Company’s environmental impact.

Q: How do I obtain the materials for the Annual Meeting?

A: You should have received the Internet Availability Notice in the mail of how to obtain materials for the Annual Meeting. Please follow the instructions on the Internet Availability Notice to obtain the materials either via the internet, by telephone or by e-mail.

You may also view the following proxy materials on the Company’s website at https://60degreespharma.com:

●	the Company’s 2025 Annual Report; and

●	the Company’s 2026 Proxy Statement.

You may not vote on the Company’s website.

The Company urges you to request your materials before July 10, 2026, so that you will receive them in a timely manner in order to vote at the Annual Meeting.

Q: Who may attend the Annual Meeting?

A: The Annual Meeting is open to all stockholders of record as of close of business on July 2, 2026 (the “Record Date”), or their duly appointed proxies.

Q: What will I need in order to attend the Annual Meeting Online?

A: You may attend the Annual Meeting via the telephone, vote your shares and, after the meeting adjourns, ask a question during the Annual Meeting. On the day of the Annual Meeting, you may attend the Annual Meeting by calling the telephone number provided and following the instructions to vote your shares. Please have your Virtual Control Number with you while calling into the Annual Meeting. Further instructions on how to vote are set forth below in the question “How do I vote at the Annual Meeting?” If you do not comply with the procedures outlined in this Proxy Statement, you will not be admitted to the virtual Annual Meeting. Online access will begin on or around 11:30 A.M. Eastern Time on August 5, 2026, and we encourage you to access the meeting prior to the start time. The meeting audio webcast will begin promptly at 12:00 p.m. Eastern Time on August 5, 2026.

Q: May stockholders ask questions?

A: Yes. Representatives of the Company will answer stockholders’ questions of general interest after the adjournment of the Annual Meeting. Depending upon the number of persons asking questions, the Chairman of the meeting may limit the number of questions one person may ask in order to give a greater number of stockholders an opportunity to ask questions. If you choose to attend the meeting over the telephone, you may request to ask a question during the Annual Meeting. Questions will be answered as time allows.

Q: Who may vote?

A: You may vote if you owned 60 Degrees Pharmaceuticals common stock as of the close of business on July 2, 2026. Each share of 60 Degrees Pharmaceuticals common stock is entitled to one vote. As of the Record Date, the Company had 2,659,288 shares of common stock outstanding.

Q: What am I voting on?

A: You will be voting on the following items of business at the Annual Meeting:

●	the election of five (5) directors to serve until the 2026 Annual Meeting of stockholders and until their respective successors are duly elected and qualified;

●	to approve an amendment to the 2022 Plan to increase the number of shares of common stock available for issuance by 800,000 shares;

●	to approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 1:5 to 1:10 inclusive, as determined by our Board in its sole discretion;

●	the ratification of the selection by our Board of RBSM LLP as our independent auditor for the fiscal year ending December 31, 2026;

●	to approve a Management Success Fee in connection with a change of control or strategic transaction;

●	to approve adjourning the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of the Director Election Proposal, 2022 Plan Amendment Proposal, the Certificate of Incorporation Amendment Proposal at the time of the Annual Meeting, the Auditor Proposal and the Management Success Fee Proposal; and

●	any other business that properly comes before the meeting.

Q: How does the Board recommend that I vote?

A: Our Board recommends that you vote your shares:

●	“FOR” each of the nominees named in this Proxy Statement for election to the Board;

●	“FOR” the approval of an amendment to the 2022 Plan;

●	“FOR” the approval of an amendment to our Certificate of Incorporation;

●	“FOR” the ratification of the selection by our Board of RBSM LLP as our independent auditor for the fiscal year ending December 31, 2026;

●	“FOR” the Management Success Fee Proposal

●	“FOR” the approval of the Adjournment Proposal; and

●	to provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting. Such proxies will vote on any other matter in their sole discretion.

Q: How do I vote at the Annual Meeting?

A: You should have received the Internet Availability Notice in the mail that described the methods of voting at the virtual Annual Meeting. Please refer to that notice to vote.

If you received a paper proxy card, you may vote by mail by returning the proxy card to the address on the enclosed envelope.

If you wish to vote your shares electronically at the Annual Meeting, you will need to call into the Annual Meeting while the polls are open (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials).

Record holders may cast their vote during the meeting by calling to the virtual meeting with the Virtual Control Number, which is included in the Internet Availability Notice and then, following the instructions while the polls are open during the meeting.

Beneficial holders will need to submit a legal proxy no later than 5:00 p.m. Eastern Time on August 4, 2026, to Proxy@equitystock.com. The beneficial holder will then be issued a Virtual Control Number, which can be used to enter the Annual Meeting and cast their vote while the polls are open during the annual meeting.

In addition, a record or beneficial shareholder may call the number listed in the Notice of Internet Availability for the Annual Meeting without a Virtual Control Number if the shareholder identifies themselves as a shareholder on the phone. The shareholder will not be able to cast a vote nor ask questions during the Q&A section using this method to join the Annual Meeting.

If you encounter technical difficulties:

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting live audio webcast. Please be sure to check in by 11:30 A.m. Eastern time, on August 5, 2026, the day of the Annual Meeting, so that we may address any technical difficulties before the Annual Meeting live audio webcast begins. If you encounter any difficulties accessing the Annual Meeting live audio webcast during the check-in or meeting time, please email proxy@equitystock.com or call (877) 804-2062 (toll free).

The Company urges you to vote before August 5, 2026, to ensure that your vote is timely received and counted.

Q: Can I change my mind after I vote?

A: You may change your vote at any time before the polls close at the Annual Meeting. You may do this by:

●	signing another proxy card with a later date and returning it to us prior to the Annual Meeting; or

●	voting again by telephone during the virtual Annual Meeting.

Your attendance at the Annual Meeting will not have the effect of revoking a proxy unless you take any of the actions noted above.

Q: Who will count the votes?

A: Equity Stock Transfer, an independent inspector who is not affiliated with the Company or any director, director nominee or officer of the Company, will count the votes and will serve as the inspector of election.

Q: What if I return my proxy card but do not provide voting instructions?

A: If you vote by proxy card, your shares will be voted as you instruct by the individuals named as proxies on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

●	FOR the election of the five (5) nominees for director named in this Proxy Statement (Proposal 1);

●	FOR the approval of an amendment to the 2022 Plan (Proposal 2);

●	FOR the approval of an amendment to our Certificate of Incorporation (Proposal 3);

●	FOR the ratification of the selection by our Board of RBSM LLP as our independent auditor for the fiscal year ending December 31, 2026 (Proposal 4);

●	FOR the Management Success Fee Proposal (Proposal 5)

●	FOR the approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of the Director Election Proposal, the 2022 Plan Amendment Proposal, the Certificate of Incorporation Amendment Proposal at the time of the Annual Meeting, the Auditor Proposal and the Management Success Fee Proposal (Proposal 6); and

●	to provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting.

Q: What does it mean if I receive more than one proxy card?

A: It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Equity Stock Transfer, LLC, which may be reached at (212) 575-5757.

Q: Will my shares be voted if I do not provide my proxy?

A: Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of Nasdaq to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The proposal to ratify the selection of RBSM LLP as our independent auditor for fiscal year 2026 is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. The other proposals to be voted on at our Annual Meeting are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on these proposals.

Q: How many votes must be present to hold the Annual Meeting?

A: Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting online or if you properly return a proxy by telephone or mail. In order for us to conduct our Annual Meeting, at least thirty-three and 34/100ths of the outstanding shares of stock, as of the Record Date, entitled to vote must be present or represented by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.

Q: How many votes are needed to elect directors?

A: You may vote “FOR” each nominee or “WITHHOLD” to vote for each nominee. Unless you mark “WITHHOLD” with respect to a particular nominee or nominees, your proxy will be voted “FOR” each of the director nominees named in this proxy statement. In an uncontested election, a nominee will be elected as a director if the number of “FOR” votes exceeds the number of votes withholding authority. In a contested election, a nominee will be elected director if he receives more votes than another nominee. Thus, the five (5) directors with the most votes “FOR” will be elected to the Board. Broker non-votes and withheld votes will not affect the outcome of the vote on directors.

Q: How many votes are needed to approve the other proposals?

A: The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote is required to approve the election of the Board of Directors, an amendment to the Certificate of Incorporation, an amendment to the 2022 Plan, and ratify the appointment of our independent registered public accounting firm and approve the adjournment of the Annual Meeting. Abstentions will be treated as votes against these proposals. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on the ratification of the appointment of our independent registered public accounting firm and approval of the adjournment of the Annual Meeting. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on the approval of the election of directors of the current Board of Directors, approval of an amendment to the 2022 Plan, approval of the amendment to the Certificate of Incorporation and approval to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of RBSM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, the audit committee of our Board will reconsider its appointment.

Q: Is voting confidential?

A: We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, representatives of Equity Stock Transfer, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Q: When will the Company announce the voting results?

A: The Company may announce preliminary voting results after the adjournment of the Annual Meeting and will announce the final voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

Q: Do any directors or officers of the Company have a personal interest in the matter to be acted upon at the Annual Meeting?

A: Except for those directors who are nominated for election at the Annual Meeting, no officer or director has any substantial interest, direct or indirect, by security holdings or otherwise in all proposals voted on in Proposal 2, Proposal 3, Proposal 4 and Proposal 5 that is not shared by all other stockholders.

Q: What if other matters are presented for consideration at the Annual Meeting?

A: The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than those described herein. If other matters do arise, the Board has made no recommendation as to how the proxies will vote on such other matters. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy card as proxies to vote the shares represented thereby on such matters in their discretion and in accordance with their best judgment.

Q: Whom do I call if I have questions?

A: If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact InvestorComLLC at (877) 972-0090.

MATTERS REQUIRING STOCKHOLDER ACTION

PROPOSAL 1

ELECTION OF DIRECTORS (Item 1 on the Proxy Card)

Nominees

There are five (5) nominees recommended by the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) for election this year to hold office until the 2027 Annual Meeting of the Stockholders and until their respective successors are elected and qualified. Our Board has nominated: (i) Geoffrey Dow; (ii) Eric Francois; (iii) Cheryl Xu; (vi) Stephen Toovey; and (v) Paul Field and our management has no reason to believe that any nominee will be unable to serve. The biographies of each of the nominees contains information regarding the person’s service as a director, business experience, public-company director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director for the Company. In addition to the information presented above regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to 60 Degrees Pharmaceuticals and our Board. Finally, we value their significant experience on other public company boards of directors and board committees.

A nominee will be elected as a director if he receives a plurality of the votes cast, in person or by proxy, at the Annual Meeting. This means that the nominees for election as director who receive the highest number of affirmative votes at the Annual Meeting will be elected as director. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each of the nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board.

The Board recommends that you vote “FOR” the election of all of these nominees.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding our directors and executive officers:

Name(1)	Age	Position	Director Since	Board Committee
Geoffrey Dow	52	Chief Executive Officer, President and Director	June 1, 2022	None
Tyrone Miller	52	Chief Financial Officer	—	N/A
Kristen Landon	59	Chief Commercial Officer	—	N/A
Eric Francois	51	Director	TBD	Audit – Chairman; Compensation; Nominating and Corporate Governance.
Cheryl Xu	58	Director	July 12, 2023	None
Stephen Toovey	72	Director	July 12, 2023	Nominating and Corporate Governance – Chairman; Compensation; Audit.
Paul Field	63	Director	July 12, 2023	Compensation – Chairman; Audit; Nominating and Corporate Governance.

Geoffrey Dow is our Chief Executive Officer, President, and is also one of our directors. Dr. Dow has over 20 years of product development experience in tropical diseases and has an extensive publication and patent history. His decades of hands-on experience include 13 years in key leadership and advisory roles in the antimalarial drug development program at the Walter Reed Army Institute of Research and at the U.S. Army Medical Materiel Development Activity. Dr. Dow co-founded 60P in 2010. Since then, he has been involved in various projects, including leading the project development team in securing FDA-regulatory approval for Tafenoquine (as Arakoda) for malaria prophylaxis, securing a supply chain and access relating to Arakoda, managing post-marketing regulatory commitments, ensuring the successful prosecution of supporting patents on which Dr. Dow was an inventor, and ensuring the company adheres to GMP, quality, and pharmacovigilance requirements. Dr. Dow has also published a number of important safety reviews, clinical trials, non-clinical studies, on which he was a thought leader or contributor, which dispelled many of the myths about 8-aminoquinolines. As a scientist, experienced industry project manager and inventor, Dr. Dow’s ultimate goal is to develop and secure the regulatory approval and commercial success of products, old and new, for new indications in infectious disease. Dr. Dow received a B.Sc. (Hons) in Veterinary and Biomedical Science from Murdoch University, Perth, Western Australia (“Murdoch”) in 1994, a Ph.D. in Veterinary and Biomedical Science from Murdoch in 2000 and an MBA from the University of Maryland at College Park in 2012. We believe that Mr. Dow is well qualified to serve as a Director given his product development experience in tropical diseases.

Tyrone Miller is our Chief Financial Officer. Mr. Miller joined us in 2014 and has held a number of roles since then, including Treasurer. He worked with the founder and Chief Executive Officer of 60P and raised over $6 million in external financing. Mr. Miller also established a multinational financial reporting system and worked with consultants in designing tax and credit strategies. He also provides key strategic advice in areas of financing and business planning to 60P. In addition, he is the founder and Principal of Tax & Accounting Practice at Miller Tax & Advisory since 2011. In that role, Mr. Miller advises owners of closely held businesses on accounting, financial and tax matters and has designed accounting systems for private sector businesses. From 2002 to 2011, he was a Senior Accountant at Sachs Figurelli, LLC, where he prepared and processed corporate and individual tax returns, consulted on reengineering accounting processes for construction, restaurant and professional services businesses and managed staff in preparation and processing of payroll and personal property returns. Mr. Miller is currently a Certified Public Accountant. He received a Bachelor’s of Business Administration with a concentration in International Business from Emory University in 1996.

Kristen Landon is our Chief Commercial Officer. Ms. Landon joined us in 2024 and brings over 26 years’ experience building and transforming pharmaceutical brands in both start-up and large multinational companies. Ms. Landon has launched and relaunched over a dozen brands, many with peak revenues in excess of $100 million across therapeutic categories including women’s health, infectious disease, dermatology, nephrology, and hematology/oncology. Most recently, Ms. Landon served as Senior Vice President of Marketing and Communications at TherapeuticsMD with responsibility for the branded portfolio, marketing insights, and corporate communications. Prior commercial leadership roles include VP Marketing at Radius Health, VP Marketing at Sprout Pharmaceuticals (acquired by Valeant), Executive Director Women’s Health at Actavis Plc, and positions of increasing responsibility in sales and marketing at Forest Labs, Abbott Labs, and Novartis. Ms. Landon holds an MBA from Silberman College of Business at Fairleigh Dickinson University, and a Bachelor’s degree from Kean University.

Eric Francois Eric Francois will become a Director of the company and our Audit Chair as of the date of this meeting if approved by shareholders. Eric Francois is a strategic financial executive with over 20 years of leadership experience in the healthcare and life sciences sectors. He currently serves as an Independent Director of CERo Therapeutics, Inc. (OTCQB: CERO) and as an independent strategic advisor to emerging life sciences companies. Mr. Francois previously served as Managing Director in Healthcare Investment Banking at Raymond James and Credit Suisse, where he led numerous equity, debt, and M&A transactions for small- and mid-cap biotechnology companies. Prior to his investment banking roles, he was Chief Financial Officer of SCYNEXIS, Inc. (Nasdaq: SCYX), where he oversaw finance, corporate development, investor relations, and operations, and raised over $300 million in capital to support the company’s growth through FDA approval and commercial launch. He has also served as an independent director of Diffusion Pharmaceuticals Inc. (Nasdaq: DFFN), including roles on its Audit and Compensation Committees. Mr. Francois began his career in equity capital markets at Cowen & Company and Lazard Frères and holds M.A. and B.A. degrees in business and economics from the Sorbonne University in Paris. The Board concluded that Mr. Francois experience as an investment banker, NASDAQ microcap biotech CFO, and general experience in the pharma industry qualify him to be a member of the Board.

Charles Allen has been one of our directors since July 11, 2023 and will exit his Board role on the date of this meeting. Since February 5, 2014, he has served as the Chief Executive Officer of BTCS Inc. (“BTCS”) and the Chairman of the Board of BTCS since September 11, 2014. Mr. Allen is responsible for BTCS’ overall corporate strategy and direction. Since December 2, 2022, Mr. Allen has been a director of Innovation1 Biotech Inc. Since January 12, 2018, Mr. Allen has been the Chief Executive Officer of Global Bit Ventures Inc. (“GBV”). Since October 10, 2017, Mr. Allen has been a director of GBV. Mr. Allen has extensive experience in business strategy and structuring and executing a variety of investment banking and capital markets transactions, including financings, initial public offerings, and mergers and acquisitions. Prior to his work in the blockchain industry at BTCS, he worked domestically and internationally on projects in technology, media, natural resources, logistics, medical services, and financial services. He has served as a managing director at numerous boutique investment banks focused on advising and raising capital for small and mid-size companies. Mr. Allen received a Bachelor of Science in Mechanical Engineering from Lehigh University and a Master of Business Administration from the Mason School of Business at the College of William & Mary. The Board concluded that Mr. Allen’s background and leadership experiences in the financial industry qualify him to be a member of the Board.

Cheryl Xu is one of our directors since July 11, 2023 and until recently served as Biogen’s Vice President, Public Policy & Government Affairs since 2020. Ms. Xu was PhRMA’s first Representative to China. Subsequently she started a consulting business in 2005, advising well-known multinational companies such as Pfizer, J&J and UnitedHealth Group on their market access and expansion strategies in China. Cheryl has provided consultations to both the U.S. and Chinese governments on pharmaceutical policies including strengthening of IP protection and monitoring system for China’s API exports. Prior to that, she was the Director of International Finance at Pharmacia based in New Jersey from 1998 to 2003. Ms. Xu received her Bachelor of Science degree in Physics from Peking University, and Master of Business Administration in Finance from Washington University in St. Louis. The Board concluded that Ms. Xu’s background and leadership experiences in the pharmaceutical industry qualify her to be a member of the Board.

Dr. Stephen Toovey is one of our directors since July 11, 2023 and is an infectious and tropical disease physician. Dr. Toovey has worked in the pharmaceutical industry and academia in both developed and developing countries, and currently specializes in the research of influenza and other respiratory viruses, malaria, rabies and the neurological aspects of infectious diseases. He is currently the Chief Executive Officer of Pegasus, a medical and scientific services company and has held that position since 2008. Dr. Toovey also advises a number of pharmaceutical companies and biotech organizations on infection and immunology related matters, from translation through Phase IV, and founded numerous pharmaceutical and pharma-related companies, with the most recent being the co-founding of Ark Biosciences in 2014. Dr. Toovey served as Chief Medical Officer of Ark Biosciences from 2014 until 2020. In addition, he held a teaching and clinical post at the Royal Free and University College Medical School in London, United Kingdom, Academic Centre for Travel Medicine and Vaccines, World Health Organization Collaborating Center, appointed in 2008. He has been editor of the journal Travel Medicine and Infectious Disease since its foundation in 2003. Dr. Toovey has authored over 100 publications in peer reviewed medical journals, contributed to a number of textbooks and has presented at over 50 scientific meetings. Dr. Toovey received his PhD from the University of Ghent. The Board concluded that Dr. Toovey’s background and leadership experiences in the pharmaceutical industry and academia qualify him to be a member of the Board.

Paul Field is one of our directors since July 11, 2023. Paul has over 30 years of business development experience across a range of disease areas, and a deep network in the global biopharmaceutical industry. He is currently a corporate advisor at Imunexus since 2020, Marinova since 2018, and GARDP (Switzerland) since 2018. He was until recently the Australian representative of FIND (Switzerland) from 2018 to 2021 and a business development advisor to the drug discovery company Biocurate from 2018 to 2020. Paul was previously the life sciences specialist at Austrade from 2014 to 2018, the Australian Government’s investment promotion agency, where he facilitated foreign direct investment into Australian research in neglected tropical diseases, infectious diseases, autoimmune diseases, cancer and other therapeutic areas. Paul was the founder and Executive Chairman of Bio-Link from 2005 to 2014, a privately owned biotechnology business development company. His work at Bio-Link involved the commercialization of discovery, pre-clinical and early-stage clinical programs undertaken by Australian biotech companies and medical research institutions. Paul has served on a number of Boards of Directors, and he is a Fellow of the Australian Institute of Company Directors. The Board concluded that Mr. Field’s background and leadership experiences in the biotechnology industry qualify him to be a member of the Board.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

CORPORATE GOVERNANCE

The business and affairs of 60 Degrees Pharmaceuticals are managed under the direction of the Board. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to the Company’s stockholders. The Board believes that its practices align management and stockholder interests.

The Governance section of the Company website makes available the Company’s corporate governance materials, including the Certificate of Incorporation, as corrected, as of the date of this Proxy Statement, and bylaws, the charters for each Board committee, the Company’s Code of Conduct and information about how to report concerns about the Company. To access these documents on the Company’s website, please visit https://60degreespharma.com.

Board Composition/Election

Our Board presently consists of five (5) directors whose terms expire at this Annual Meeting. Our directors are elected annually. Four of the nominated directors have served on the Board since the effective date of the Company’s registration statement for its initial public offering in July 2023. A fifth, Eric Francois, will join the Board as of the date of this meeting if approved by Shareholders.

The Board has fixed the number of directors at five (5).

As discussed in more detail later in this section, the Board has determined that three (3) of the five (5) individuals standing for election are independent under the rules of Nasdaq.

Board Meetings

The Board met a total of six times during fiscal year 2025 in person or via video or teleconference and acted by unanimous written consent on twelve occasions. Each of the directors who served fiscal year 2025 attended all meetings of the Board, except for one Director on one occasion. Attendance for meetings of the Board committees was at least 67% during fiscal year 2025.

Selection of Nominees for The Board of Directors

The Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. The Nominating and Corporate Governance Committee’s charter provides that it may retain a third-party executive search firm to identify candidates from time to time. Our Board seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and are selected based upon contributions they can make to the Board and management. The Nominating and Corporate Governance Committee’s assessment of a proposed candidate may include a review of the person’s judgment, experience, independence, understanding of the Company’s business or other related industries and such other factors as the Nominating and Corporate Governance Committee determines are relevant in light of the needs of the Board. The Nominating and Corporate Governance Committee believes that its nominees should reflect a diversity of experience, gender, race, ethnicity and age. The Board does not have a specific policy regarding director diversity. The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, and the evaluations of other prospective nominees, if any.

In connection with this evaluation, it is expected that each member of the Nominating and Corporate Governance Committee will interview the prospective nominee before the prospective nominee is presented to the full Board for consideration. After completing this evaluation and interview process, the Nominating and Corporate Governance Committee will make a recommendation to the full Board as to the person(s) who should be nominated by the Board, and the Board determines the nominee(s) after considering the recommendation and report of the Nominating and Corporate Governance Committee. We look for director candidates who have the skills and experience necessary to help us achieve success within our industry.

We believe that each of our directors has the necessary qualifications to be a value-added member of our Board. As noted in the director biographies, our directors have experience, qualifications and skills across a wide range of public and private companies, possessing a broad spectrum of experience both individually and collectively.

There are no arrangements or understanding between any of the directors or the director nominee or officers of our Company or any other person pursuant to which any officer or director or director nominee was or is to be selected as an officer or director or director nominee.

Stockholder Nominations

For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Nominating and Corporate Governance Committee.

To be timely, a stockholder’s notice shall be delivered to the Chief Financial Officer at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposed to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-4(d) thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made: (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class and number of shares of the Company that are owned beneficially and of record by such stockholder and such beneficial owner and (iii) whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of the proposal, at least the percentage of the Company’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Company’s voting shares to elect such nominee or nominees.

Nominations and the solicitation notice should be sent to the Nominating and Corporate Governance Committee, 60 Degrees Pharmaceuticals, Inc., 1025 Connecticut Avenue NW Suite 1000, Washington, D.C. 20036.

As of the date of this Proxy Statement, we have not received timely notice of any nomination by a stockholder.

Nominees for Director

The Nominating and Corporate Governance Committee recommended to the Board and the Board nominated Mr. Dow, Mr. Francois, Ms. Xu, Mr. Toovey and Mr. Field to stand for election for the five (5) Board seats. Each such individual has consented to serve if elected.

If elected, we expect that all of the aforementioned nominees will serve as directors and hold office until the 2026 Annual Meeting of Stockholders and until their respective successors have been elected and qualified or until their death, retirement or resignation.

Ethical Guidelines

60 Degrees Pharmaceuticals’ code of business conduct and ethics (“Code”) was adopted to emphasize the Company’s commitment to the highest standards of business conduct. The Code applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. The Code is available on our corporate website at https://investors.60degreespharma.com/corporate-governance/governance-overview. The Code requires compliance with applicable law, discusses how conflicts of interest are handled, requires familiarity with the Company’s disclosure requirements and provides for waivers under certain circumstances. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website or in filings under the Exchange Act to the extent required by applicable rules and exchange requirements.

Board Leadership

The Nominating and Corporate Governance Committee annually reviews the Board’s leadership structure and evaluates the performance and effectiveness of the Board. The Board retains the authority to modify its leadership structure in order to stay current with our Company’s circumstances and advance the best interests of the Company and its stockholders as and when appropriate. The Board’s annual self-evaluation includes questions regarding the Board’s opportunities for open communication and the effectiveness of executive sessions.

Corporate Governance Policies and Practices

Director Independence.

The Board undertakes an annual review of director independence. During this review, the Board considers transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The purpose of this review is to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent. As a result of this review, the Board affirmatively determined that three (3) of the five (5) of the directors are independent of the Company and its management under Nasdaq rules. Geoffrey Dow and Cheryl Xu are not considered independent because of their employment by the Company.

In determining that the other directors did not have a material relationship with the Company, the Board concluded that Messrs. Allen, Toovey, Field and Francois had no other relationship with the Company other than their relationship as a director.

Board Committee Charters. The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board operate pursuant to written charters. These charters were approved by the Board and reflect certain best practices in corporate governance. These charters comply with the requirements of the Nasdaq. Each charter is available on the Company’s website at: https://investors.60degreespharma.com/corporate-governance/governance-overview.

Private Executive Sessions. Our non-management directors meet in executive session at each regular Board meeting. The executive sessions are attended only by the non-management directors. Our independent directors meet in executive sessions at least once per year and met once in 2024.

Advance Materials. Information and data important to the directors’ understanding of the business or matters to be considered at a Board or Board committee meeting are, to the extent practical, distributed to the directors sufficiently in advance of the meeting to allow careful review prior to the meeting.

Board Access. The Board has access to management and outside advisers as follows:

●	Access to Management and Employees. Directors have full and unrestricted access to the management and employees of the Company. Additionally, key members of management attend Board meetings to present information about the results, plans and operations of the business within their areas of responsibility.

●	Access to Outside Advisors. The Board and its committees may retain counsel or consultants without obtaining the approval of any officer of the Company in advance or otherwise. The Audit Committee has the sole authority to retain and terminate the independent auditor. The Nominating and Corporate Governance Committee has the sole authority to retain search firms to be used to identify director candidates.

The Board’s Role In Risk Oversight. The Board maintains overall responsibility for overseeing the Company’s risk management, including succession planning, product safety and information and digital security. In furtherance of its responsibility, the Board has delegated specific risk-related responsibilities to the Audit Committee.

The Audit Committee engages in substantive discussions of risk management at its regular committee meetings held during the year. At these meetings, it receives functional risk review reports covering significant areas of risk from the employees responsible for these functional areas, as well as receiving reports from the Chief Financial Officer who reports directly to the Chairperson of the Audit Committee. The Audit Committee also receives reports at each meeting regarding legal and regulatory risks from management and meets in separate executive sessions with our independent auditors and our Chief Financial Officer. The Audit Committee provides a summary to the full Board at certain Board meetings of the risk area reviewed together with any other risk related subjects discussed at the Audit Committee meeting.

The Board’s Role In Information Security. Information security and privacy has been and remains of the utmost importance to the Company in light of the value we place on maintaining the trust and confidence of our customers, employees and other stakeholders. Accordingly, our Chief Executive Officer and President advises the Audit Committee and the full Board at least once per year on our program for managing information security risks, including data privacy and data protection risks.

Access To The Board By Stockholders. Stockholders and other parties interested in communicating directly with individual directors, the non-management directors as a group or the entire Board may do so by writing to the Nominating and Corporate Governance Committee, c/o Nominating and Corporate Governance Committee Chairman, 60 Degrees Pharmaceuticals, Inc., 1025 Connecticut Avenue NW Suite 1000, Washington, D.C. 20036.

The Nominating and Corporate Governance Committee has approved a process for handling letters received by the Company and addressed to individual directors, non-management members of the Board or the Board. Under that process, the Chief Executive Officer and President of the Company reviews all such correspondence and regularly forwards to a designated individual member of the Nominating and Corporate Governance Committee copies of all such correspondence (although we do not forward commercial correspondence and correspondence duplicative in nature; however, we will retain duplicate correspondence and all duplicate correspondence will be available for directors’ review upon their request) and a summary of all such correspondence. The Chairman of the Nominating and Corporate Governance Committee will forward correspondence directed to individual directors as he deems appropriate. Written correspondence from stockholders relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company’s Audit Committee Chairman and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Board Committees

The Board of Directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table summarizes the members and functions of the Board’s committees.

Stephen Toovey	72	Director	2023	Nominating and Governance – Chairman; Audit; Nominating and Corporate Governance.
Charles Allen	50	Director	2023	Audit – Chairman; Compensation; Nominating and Corporate Governance.
Paul Field	63	Director	2023	Compensation – Chairman; Compensation; Audit.

Name of Committee and Its Members	Functions of the Committee
Audit Committee: Charles Allen, Chairman; Stephen Toovey; Paul Field.	●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our annual disclosure report;

	●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

	●	discussing with management major risk assessment and risk management policies;

	●	monitoring the independence of the independent auditor;

	●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

	●	reviewing and approving all related-party transactions;

	●	inquiring and discussing with management our compliance with applicable laws and regulations;

	●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

	●	appointing or replacing the independent auditor;

	●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

	●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

	●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Compensation Committee: Paul Field, Chairman; Charles Allen; Stephen Toovey	●	reviewing, approving and determining or making recommendations to our Board regarding the compensation of our executive officers;

	●	administering our equity compensation plans;

	●	reviewing and approving, or makings recommendations to our Board regarding incentive compensation and equity compensation plans; and

	●	establishing and reviewing general policies relating to compensation and benefits of our employees.

Nominating and Corporate Governance Committee Stephen Toovey, Chairman; Charles Allen; Paul Field	●	identifying, reviewing and evaluating candidates to serve on our Board consistent with criteria approved by our Board;

	●	evaluating director performance on our Board and applicable committees of our Board and determining whether continued service on our Board is appropriate;

	●	evaluating nominations by stockholders of candidates for election to our Board; and

	●	corporate governance matters.

AUDIT COMMITTEE REPORT

The Audit Committee: The members of the Audit Committee (for purposes of this report, the “Committee”) are Messrs. Charles Allen, who serves as Chairman, Stephen Toovey and Paul Field. The Board has determined that all of the members of the Committee are independent within the meaning of applicable SEC regulations and the listing standards of the Nasdaq and that Mr. Allen, the Chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations. The Board has also determined that Mr. Allen has accounting and related financial management expertise within the meaning of the listing standards of the Nasdaq and that each member of the Committee is financially literate within the meaning of the Nasdaq listing standards.

Audit Committee Charter: The Audit Committee operates under a written charter adopted by the Board. The charter is reviewed by management at least annually, and any recommended changes are presented to the Committee for review and approval. The charter is available on our website at: https://investors.60degreespharma.com/corporate-governance/governance-overview.

Audit Committee Responsibilities: The Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Committee, from the Company for such advice and assistance.

The Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Committee). Each year, the Committee evaluates the performance, qualifications and independence of the independent auditors. The Committee is also involved in the selection of the lead audit partner. In evaluating the Company’s independent auditors, the Committee considers the quality of the services provided, as well as the independent auditors’ and lead partner’s capabilities and technical expertise and knowledge of the Company’s operations and industry.

The Committee met four times during the fiscal year ended 2025. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings generally include private sessions with the Company’s independent auditors and with the Company’s internal auditors, in each case without the presence of the Company’s management, as well as executive sessions consisting of only Committee members. In addition to the scheduled meetings, senior management confers with the Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year.

Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and that the Company’s internal control over financial reporting is effective. The Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.

Oversight Matters: As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. With respect to each 2025 fiscal reporting period, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S., and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Committee has also discussed with RBSM matters relating to their respective independence, including a review of audit and non-audit fees and the written disclosures and letter received from RBSM required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding their respective communications with the Committee concerning independence. The Committee also considered whether non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.

Audit Committee Recommendation: Based on the Committee’s discussions with management and the independent auditors and the Committee’s review of the representations of management and the report of the independent auditors to the Board and stockholders, and subject to the limitations on the Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Committee recommended to the Board that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

This report has been furnished by the members of the Audit Committee:

Charles Allen, Chairman

Stephen Toovey

Paul Field

DIRECTOR COMPENSATION

The Compensation Committee establishes and reevaluates if it deems necessary or prudent in its discretion, the cash and equity awards (amount and manner or method of payment) to be made to non-employee directors for such fiscal year. In making this determination, the Compensation Committee may utilize such market standard metrics as it deems appropriate, including, without limitation, an analysis of cash compensation paid to our peer group’s independent directors.

The Compensation Committee has the power and discretion to determine in the future whether non-employee directors should receive annual or other grants of options to purchase shares of common stock or other equity incentive awards in such amounts and under such policies as the Compensation Committee may determine utilizing such market standard metrics as it deems appropriate, including, without limitation, an analysis of equity awards granted to independent directors of our peer group.

The following table illustrates the compensation paid by the Company to its directors. The disclosure is provided for the fiscal year ended December 31, 2025.

Director Compensation

As of December 31, 2025

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Charles Allen	53,000	-	8,240	-	-	61,240
Cheryl Xu	45,000	-	8,240	-	-	53,240
Stephen Toovey	50,000	-	8,240	-	-	58,250
Paul Field	50,000	-	8,240	-	-	58,250

(1)	Represents the aggregate grant date fair value of options granted during the fiscal year, computed in accordance with FASB ASC Topic 718.

EXECUTIVE COMPENSATION

The following table illustrates the compensation packages of the Company’s executive officers. The disclosure is provided for the fiscal years ended December 31, 2025, 2024 and 2023. We refer to these individuals as our “named executive officers”:

Summary Compensation Table

Name and Principal Position	Year	Base Salary ($)(1)	Cash Bonus ($)	Stock Bonus ($)	Option Award ($)	Total ($)
Geoffrey Dow	2025	$250,000	$-	$-	$477,750	$727,750
President and Chief Executive Officer	2024	228,000	20,000	24,175	51,250	323,425
(Principal Executive Officer)	2023	125,555	-	-	-	125,555
Tyrone Miller	2025	$215,000	$-	$-	$68,250	$283,250
Chief Financial Officer	2024	204,000	20,000	19,525	41,000	284,525
(Principal Financial and Accounting Officer)	2023	135,632	-	-	-	135,632
Kristen Landon	2025	$300,000	$11,791	$-	$-	$311,791
Chief Commercial Officer	2024	300,000	113,570	38,125	19,167	470,862
	2023	-	-	-	-	-

(1)	We periodically review, and may increase, base salaries in accordance with our normal annual compensation review for each of our named executive officers.

Equity Awards

On July 12, 2023, Dr. Dow was granted a five-year option to purchase a cumulative total of no more than 1,250 shares of our common stock over five years, vesting on the last day of each quarter in each calendar year for five years and (ii) Mr. Miller was granted a five-year option to purchase a cumulative total of no more than 1,000 shares of our common stock vesting on the last day of each quarter in each calendar year for five years. The per share exercise price of the options was initially equal to the per share closing price of our common stock on the date of grant and had a cashless exercise provision. In November 2023, the Board reset the exercise price of the options to be equal to $240.00 and modified the vesting provisions of the option to vest annually in equal tranches over five years, rather than quarterly, with the first vesting date being December 31, 2024. The initial grant and subsequent amendment of these options was contingent upon the stockholders of the Company approving the amendment to the exercise price of the options and approving the amendment to the 2022 Plan to increase the number of shares available under the 2022 Plan in order to comply with Listing Rule 5635(c) of The Nasdaq Stock Market LLC. On July 16, 2024, the Company’s stockholders approved the proposal to increase the number of shares available under the 2022 Plan. As of that date, Dr. Dow and Mr. Miller’s option grants, as subsequently amended, were considered effective.

In February 2024, subject to and contingent upon the stockholders of the Company approving the amendment to the 2022 Plan to increase the number of shares available under the 2022 Plan, we granted Ms. Landon a five-year option to purchase a total of 1,042 shares of our common stock with a per share exercise price to be determined by the Board on the date of grant. The options had a cashless exercise price and vest annually over five years, with the first vesting date being December 31, 3024. On September 26, 2024, the Board approved the grant of the options to Ms. Landon at a per share exercise price of $27.40.

In December 2024, the Board approved the grant of 26,250 options to Dr. Dow and 3,750 options to Mr. Miller as equity-based long-term incentive awards, which vest in five equal tranches on the last date of each fiscal year over five years, with the first vesting date being December 31, 2024. The options were granted on January 2, 2025 with a per share exercise price of $26.20, the closing stock price on the grant date, and have a seven-year term.

Employment Agreements

Dow Employment Agreement. We entered into an Employment Agreement dated as of January 12, 2023, with Geoffrey Dow (the “Dow Employment Agreement”), our Chief Executive Officer and Chairman of our Board. The term of the Dow Employment Agreement began on January 12, 2023 for an initial period of two years, with subsequent automatic renewals unless either party thereto provides notice to terminate at least 90 days prior to the applicable renewal date. The Dow Employment Agreement initially provided Dr. Dow an annual base salary of $228,000 (increased to $250,000 effective at the beginning of fiscal year 2025), bonuses to the extent certain events occur or if applicable performance goals are met and employee benefits that are generally given to our senior executives. In December 2024, the Board approved an increase to Dr. Dow’s base salary to $250,000 beginning in fiscal year 2025. Contingent on the receipt of shareholder approval to increase the number of shares available under the 2022 Plan, Dr. Dow was granted a five-year option to purchase a cumulative total of no more than 1,250 shares of our common stock, vesting on the last day of each quarter in each calendar year over five years. The per share exercise price of the option was initially equal to the per share closing price of our common stock on the date of the initial public offering and shall have a cashless exercise provision. In November 2023, the Board reset the exercise price of the option to be equal to $240.00 and modified the vesting provisions of the option to vest annually in equal tranches over five years, rather than quarterly, with the first vesting date being December 31, 2024. The initial grant and subsequent amendment of Dr. Dow’s options was contingent upon the stockholders of the Company approving the amendment to the exercise price of the options and approving the amendment to the 2022 Plan to increase the number of shares available under the 2022 Plan in order to comply with Listing Rule 5635(c) of The Nasdaq Stock Market LLC. On July 16, 2024, the Company’s stockholders approved the proposal to increase the number of shares available under the 2022 Plan. As of that date, Dr. Dow’s option grant, as subsequently amended, was considered effective.

We may terminate Dr. Dow’s employment for Cause, as defined in the Dow Employment Agreement, at any time upon notice to Dr. Dow setting forth in reasonable detail the nature of such Cause. We also may terminate Dr. Dow’s employment other than for Cause at any time upon thirty (30) days’ written notice to him. Dr. Dow may terminate his employment for Good Reason, as defined in the Dow Employment Agreement, at any time upon thirty (30) days’ written notice to us. In the event that Dr. Dow’s employment is terminated other than for Cause or for Good Reason, Dr. Dow will be entitled to, among other things, a continuation of his annual salary plus health insurance benefits for a period not exceeding 18 months. In addition, in the event of a Change in Control, as defined in the Dow Employment Agreement, on, or at any time during the 24 months following, the Change in Control, (i) we terminate Dr. Dow’s employment for any reason other than Cause or Disability, as defined in the Dow Employment Agreement, or (ii) Dr. Dow terminates his employment for Good Reason, Dr. Dow will be entitled to Change in Control severance.

Dr. Dow is subject to non-competition and non-solicitation during the term of his employment and for a period of 24 months after termination of his employment.

Miller Employment Agreement. We entered into an Employment Agreement dated as of January 12, 2023 with Tyrone Miller (the “Miller Employment Agreement”), our Chief Financial Officer. The term of the Miller Employment Agreement began on January 12, 2023 and will continue for a period of two years, with subsequent automatic renewals unless either party thereto provides notice to terminate at least 90 days prior to the applicable renewal date. The Miller Employment Agreement initially provided Mr. Miller an annual base salary of $204,000 (increased to $215,000 effective at the beginning of fiscal year 2025), bonuses to the extent certain events occur or if applicable performance goals are met and employee benefits that are generally given to our senior executives. Contingent on the receipt of shareholder approval to increase the number of shares available under the 2022 Plan, Mr. Miller was granted a five-year option to purchase a cumulative total of no more than 1,000 shares of our common stock, vesting on the last day of each quarter in each calendar year over five years. The per share exercise price of the option was initially equal to the per share closing price of our common stock on the date of the initial public offering and shall have a cashless exercise provision. In November 2023, the Board reset the exercise price of the option to be equal to $240.00 and modified the vesting provisions of the option to vest annually in equal tranches over five years, rather than quarterly, with the first vesting date being December 31, 2024. The initial grant and subsequent amendment of Mr. Miller’s options was contingent upon the stockholders of the Company approving the amendment to the exercise price of the options and approving the amendment to the 2022 Plan to increase the number of shares available under the 2022 Plan in order to comply with Listing Rule 5635(c) of The Nasdaq Stock Market LLC. On July 16, 2024, the Company’s stockholders approved the proposal to increase the number of shares available under the 2022 Plan. As of that date, Mr. Miller’s option grant, as subsequently amended, was considered effective.

We may terminate Mr. Miller’s employment hereunder for Cause, as defined in the Miller Employment Agreement, at any time upon notice to Mr. Miller setting forth in reasonable detail the nature of such Cause. We also may terminate Mr. Miller’s employment other than for Cause at any time upon thirty (30) days’ written notice to him. Mr. Miller may terminate his employment for Good Reason, as defined in the Miller Employment Agreement, at any time upon thirty (30) days’ written notice to us. In the event that Mr. Miller’s employment is terminated other than for Cause or for Good Reason, Mr. Miller will be entitled to, among other things, a continuation of his annual salary plus health insurance benefits for a period not exceeding 18 months. In addition, in the event of a Change in Control, as defined in the Miller Employment Agreement, on, or at any time during the 24 months following, the Change in Control, (i) we terminate Mr. Miller’s employment for any reason other than Cause or Disability, as defined in the Miller Employment Agreement, or (ii) Mr. Miller terminates his employment for Good Reason, Mr. Miller will be entitled to Change in Control severance.

Mr. Miller is subject to non-competition and non-solicitation during the term of his employment and for a period of 24 months after termination of his employment.

Landon Employment Agreement. We entered into an Employment Agreement dated as of February 7, 2024 with Kristen Landon (the “Landon Employment Agreement”), our Chief Commercial Officer. The term of the Landon Employment Agreement began on February 12, 2024 and will continue at will, meaning that Ms. Landon or the Company may terminate the employment relationship at any time, with or without cause, and with or without notice and for any reason or no particular reason. The Landon Employment Agreement provides Ms. Landon an annual base salary of $300,000, sales bonuses and bonuses to the extent certain events occur or if applicable performance goals are met and employee benefits that are generally given to our senior executives. Contingent on the receipt of shareholder approval to increase the number of shares available under the 2022 Plan, Ms. Landon was granted a five-year option to purchase a total of 1,042 shares of our common stock with a per share exercise price to be determined by the Board on the date of grant. The options had a cashless exercise price and vest annually over five years, with the first vesting date being December 31, 3024. On September 26, 2024, after the receipt of stockholder approval to increase the number of shares available under the 2022 Plan, the Board approved the grant of the options to Ms. Landon at a per share exercise price of $27.40.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2025

Option Awards					Stock Awards
Name	Number of securities underlying unexercised options, exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Geoffrey Dow,
President and Chief Executive Officer	500	-	750	$240.00	July 16, 2034	-	$-
(Principal Executive Officer)(1)	10,500	-	15,750	$26.20	January 2, 2032	-	$-
Tyrone Miller,
Chief Financial Officer	400	-	600	$240.00	July 16, 2034	-	$-
(Principal Financial and Accounting Officer)(2)	1,500	-	2,250	$26.20	January 2, 2032	-	$-
Kristen Landon,
Chief Commercial Officer(3)	418	-	624	$27.40	September 26, 2034	-	$-

(1)	Dr. Dow’s option grant to purchase a total of 1,250 shares of our common stock vests annually on the last date of each fiscal year in five equal tranches, with the first vesting date being December 31, 2024, and Dr. Dow’s option grant to purchase a total of 26,250 shares of our common stock vests annually on the last date of each fiscal year in five equal tranches, with the first vesting date being December 31, 2024.

(2)	Mr. Miller’s option grant to purchase a total of 1,000 shares of our common stock vests annually on the last date of each fiscal year in five equal tranches, with the first vesting date being December 31, 2024, and Mr. Miller’s option grant to purchase a total of 3,750 shares of our common stock vests annually on the last date of each fiscal year in five equal tranches, with the first vesting date being December 31, 2024.

(3)	Ms. Landon’s options to purchase a total of 1,042 shares of our common stock vest annually on the last date of each fiscal year in five equal tranches, with the first vesting date being December 31, 2024.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of the outstanding shares of common stock of the Company to file with the SEC reports of their ownership and changes in their ownership of common stock of the Company. Directors, executive officers and greater-than-ten percent shareholders are also required to furnish the Company with copies of all ownership reports they file with the SEC. To our knowledge, based solely on a review of the copies of such reports furnished to the Company, Geoffrey Dow filed an incorrect Form 4 on September 15, 2025, which was corrected on March 20, 2026.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock, our only outstanding class of voting stock, known by us as of the Record Date, by:

●	each person or entity known by us to be the beneficial owner of more than 5% of our common stock;

●	each of our directors;

●	each of our executive officers; and

●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and, thus, represents voting or investment power with respect to our securities as of the Record Date. In computing the number and percentage of shares beneficially owned by a person, shares that may be acquired by such person within 60 days of the Record Date are counted as outstanding, while these shares are not counted as outstanding for computing the percentage ownership of any other person. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent such power may be shared with a spouse. Unless otherwise noted, the address of each person below is c/o 60 Degrees Pharmaceuticals, Inc., 1025 Connecticut Avenue NW Suite 1000, Washington, D.C. 20036.

Name of Beneficial Owner(1)	Title	Number of Shares Beneficially Owned		Percent of Class
Officers and Directors
Geoffrey Dow	President, Chief Executive Officer and Director	27,825	(2)	1.04%
Tyrone Miller	Chief Financial Officer	3,219	(3)	*
Kristen Landon	Chief Commercial Officer	1,553	(4)	*
Charles Allen	Director	2,131	(5)	*
Cheryl Xu	Director	6,026	(6)	*
Stephen Toovey	Director	2,131	(7)	*
Paul Field	Director	2,131	(8)	*
Officers and Directors as a Group (total of 7 persons)		45,016		1.68%

*	Less than 1%

(1)	Percentages based on 2,659,288 shares of common stock issued and outstanding as of July 2, 2026 plus shares of common stock the person has the right to acquire within 60 days thereafter. Unless otherwise indicated, the principal address of the named executives and directors is c/o 1025 Connecticut Avenue NW Suite 1000, Washington, D.C. 20036. On January 20, 2026, the Company effectuated a 1-for-4 Reverse Stock Split of its outstanding common stock. Accordingly, all share numbers presented in this table have been adjusted to reflect the Reverse Stock Split.

(2)	Includes (i) 14,001 shares of our common stock held in the name of Geoffrey Dow, (ii) 2,780 shares of common stock held by the Geoffrey S. Dow Revocable Trust (the “Dow Trust”), of which Geoffrey Dow is the trustee and has control over the voting and disposition of the shares of common stock held by the Dow Trust, (iii) 44 shares of common stock issuable upon exercise of warrants issued to the Geoffrey S. Dow Revocable Trust, (iv) 500 shares underlying fully vested options exercisable into common stock at a per share exercise price of $240.00, and (v) 10,500 shares underlying fully vested options exercisable into common stock at a per share exercise price of $26.20.

(3)	Includes (i) 1,319 shares of our common stock held in the name of Tyrone Miller, (ii) 400 shares underlying fully vested options exercisable into common stock at a per share exercise price of $240.00 and (iii) 1,500 shares underlying fully vested options exercisable into common stock at a per share exercise price of $26.20.

(4)	Ms. Landon beneficially owns a total of 1,553 shares of common stock, of which includes (i) 1,135 shares of common stock held in the name of Ms. Landon, and (ii) 418 shares underlying fully vested options exercisable into common stock at a per share exercise price of $27.40.

(5)	Mr. Allen beneficially owns a total of 2,131 shares of common stock, of which includes (i) 59 shares of common stock held in the name of Mr. Allen, (ii) 72 shares underlying fully vested options exercisable into common stock at a per share exercise price of $1,272.00, and (iii) 2,000 shares underlying fully vested options exercisable into common stock at a per share exercise price of $5.84.

(6)	Ms. Xu beneficially owns a total of 6,026 shares of common stock, of which includes (i) 3,954 shares of common stock held in the name of Ms. Xu, (ii) 72 shares underlying fully vested options exercisable into common stock at a per share exercise price of $1,272.00, and (iii) 2,000 shares underlying fully vested options exercisable into common stock at a per share exercise price of $5.84.

(7)	Mr. Toovey beneficially owns a total of 2,131 shares of common stock, of which includes (i) 59 shares of common stock held in the name of Mr. Toovey, (ii) 72 shares underlying fully vested options exercisable into common stock at a per share exercise price of $1,272.00, and (iii) 2,000 shares underlying fully vested options exercisable into common stock at a per share exercise price of $5.84

(8)	Mr. Field beneficially owns a total of 2,131 shares of common stock, of which includes (i) 42 shares of common stock held by the Field Family Trust, of which Mr. Field is a trustee and has control over the voting and disposition of the shares of common stock held by the Field Family Trust, (ii) 17 shares of common stock held in the name of Mr. Field, (iii) 72 shares underlying fully vested options exercisable into common stock at a per share exercise price of $1,272.00, and (iv) 2,000 shares underlying fully vested options exercisable into common stock at a per share exercise price of $5.84.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Under the Company’s policies and procedures for the review of related person transactions the Audit Committee reviews related person transactions in which we are or will be a participant to determine if they are in the best interests of our stockholders and the Company. Transactions, arrangements or relationships or any series of similar transactions, arrangements or relationships in which a related person had or will have a material interest and that exceed $120,000 are subject to the Audit Committee’s review. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberation or vote respecting approval or ratification of the transaction.

Related persons are directors, director nominees, executive officers, holders of 5% or more of our voting stock and their immediate family members. Immediate family members are spouses, parents, stepparents, children, stepchildren, siblings, daughters-in-law, sons-in-law and any person, other than a tenant or domestic employee, who resides in the household of a director, director nominee, executive officer or holder of 5% or more of our voting stock. After its review, the Audit Committee may approve or ratify the transaction.

Other than as disclosed below, and except for the regular salary and bonus payments made to our directors and officers in the ordinary course of business as described in the section “Executive Compensation,” there have been no transactions since January 1, 2024 or any currently proposed transaction or series of similar transactions to which the Company was or is to be a party, in which the amount involved exceeds USD$120,000 and in which any current or former director or officer of the Company, any 5% or greater stockholder of the Company or any member of the immediate family of any such persons had or will have a direct or indirect material interest.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES UNDER THE 2022 EQUITY INCENTIVE PLAN BY 800,000 SHARES

Our Board has adopted a resolution declaring it advisable and in the best interests of the Company and its stockholders that the shares of common stock authorized for issuance under the 2022 Plan be increased by 800,000 (the “Plan Amendment”).

On November 22, 2022, our Board and our stockholders approved the 60 Degrees Pharmaceuticals, Inc. 2022 Equity Incentive Plan. The 2022 Plan governs equity awards to our employees, directors, officers, consultants and other eligible participants. Initially, the maximum number of shares of our common stock that may be subject to awards under the 2022 Plan was equal to 3,977. The 2022 Plan provides for an annual automatic increase in the number of shares available for issuance beginning on January 1, 2023, and each January 1 thereafter, by four percent (4%) of the number of outstanding shares of common stock on the immediately preceding December 31, or such lesser number of shares as determined by our Board. As of the Record Date, the maximum shares of our common stock that may be subject to awards under the 2022 Plan is equal to 162,889.

The purpose of the 2022 Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants, and to promote the success of our business. The administrator of the 2022 Plan may, in its sole discretion, amend, alter, suspend or terminate the 2022 Plan, or any part thereof, at any time and for any reason. Unless earlier terminated by the administrator, the 2022 Plan will terminate ten years from the date it is adopted by our Board.

Overview and Purpose of the Stockholder Approval

In order to give the Company the flexibility to responsibly address its future equity compensation needs, the Company is requesting that stockholders approve the Plan Amendment, which will authorize an additional 800,000 shares for issuance under the 2022 Plan, so that an overall total of 962,889 shares will be reserved under the 2022 Plan. Having a sufficient number of shares under the 2022 Plan is critical to our ability to continue to attract, retain, engage and focus highly motivated and qualified employees, particularly in the competitive labor market that exists today in our industry. A copy of the Plan Amendment is attached to this proxy statement as Annex A and a copy of the 2022 Plan is attached to this proxy statement as Annex B.

No Appraisal Rights

Stockholders have no rights under the DGCL or under our Certificate of Incorporation to exercise dissenters’ rights of appraisal with respect to the approval of the Plan Amendment.

Description of the 2022 Plan

The principal features of the 2022 Plan are summarized below, but the below summary is qualified in its entirety by reference to the full text of the plan document.

Authorized Shares

Initially, the maximum number of shares of our common stock that may be subject to awards under the 2022 Plan was equal to 995. The 2022 Plan provides for an annual automatic increase in the number of shares available for issuance beginning on January 1, 2023, and each January 1 thereafter, by four percent (4%) of the number of outstanding shares of common stock on the immediately preceding December 31, or such lesser number of shares as determined by our Board. On July 16, 2024, November 6, 2024, and September 30, 2025 our stockholders approved an increase to the number of shares available under the 2022 Plan by 20,834 shares, 25,000 shares, and 62,500 shares, respectively, which increases were previously approved by the Board. As of the Record Date, the maximum shares of our common stock that may be subject to awards under the 2022 Plan is equal to 162,889.

Plan Administration

One or more committees appointed by our Board will administer the 2022 Plan. Initially, the Compensation Committee shall administer the 2022 Plan. In addition, if we determine it is desirable to qualify transactions under the 2022 Plan as exempt under Rule 16b-3 of the Exchange Act, such transactions will be structured with the intent that they satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the 2022 Plan, the administrator has the power to administer the 2022 Plan and make all determinations deemed necessary or advisable for administering the 2022 Plan, including the power to determine the fair market value of our common stock, select the service providers to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreements for use under the 2022 Plan, determine the terms and conditions of awards (including the exercise price, the time or times at which the awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of the 2022 Plan and awards granted under it, prescribe, amend and rescind rules relating to the 2022 Plan, rules and regulations relating to sub-plans established for the purpose of facilitating compliance with applicable non-U.S. laws, easing the administration of the 2022 Plan and/or for qualifying for favorable tax treatment under applicable non-U.S. laws, in each case as the administrator may deem necessary or advisable and modify or amend each award (subject to the provisions of the 2022 Plan), including the discretionary authority to extend the post-termination exercisability period of awards and to extend the maximum term of an option or stock appreciation right (subject to the provisions of the 2022 Plan), to allow Participants to satisfy withholding tax obligations in a manner permissible under the 2022 Plan, to authorize any person to execute on behalf of us any instrument required to effect the grant of an award previously granted by the administrator and to allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The administrator also has the authority to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator and to institute an exchange program by which outstanding awards may be surrendered or cancelled in exchange for awards of the same type which may have a higher or lower exercise price or different terms, awards of a different type or cash, or by which the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, interpretations and other actions are final and binding on all participants.

Eligibility

Awards under the 2022 Plan, other than incentive stock options, may be granted to our employees (including our officers and directors) or a parent or subsidiary, members of our Board, or consultants engaged to render bona fide services to us or a parent or subsidiary. Incentive stock options may be granted only to our employees or a subsidiary, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for our securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a consultant will include only those persons to whom the issuance of shares may be registered under Form S-8 promulgated under the Securities Act.

Stock Options

Stock options may be granted under the 2022 Plan. The exercise price of options granted under the 2022 Plan generally must at least be equal to the fair market value of our common stock on the date of grant. The term of each option will be as stated in the applicable award agreement; provided, however, that the term may be no more than 10 years from the date of grant. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, they may exercise their option for the period of time stated in their option agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the option will remain exercisable for six months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the termination of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of the 2022 Plan, the administrator determines the other terms of options.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2022 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding 10 years. After the termination of service of an employee, director or consultant, they may exercise their stock appreciation right for the period of time stated in their stock appreciation right agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the stock appreciation rights will remain exercisable for six months. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the termination of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the 2022 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock

Restricted stock may be granted under the 2022 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the 2022 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units

RSUs may be granted under the 2022 Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of the 2022 Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit or individual goals (including continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned RSUs in the form of cash, in shares of our common stock or in some combination thereof. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any vesting requirements will be deemed satisfied.

Performance Awards

Performance awards may be granted under the 2022 Plan. Performance awards are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will set objectives or vesting provisions, that, depending on the extent to which they are met, will determine the value of the payout for the performance awards. The administrator may set vesting criteria based on the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the administrator in its discretion. Each performance award’s threshold, target, and maximum payout values are established by the administrator on or before the grant date. After the grant of a performance award, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance award. The administrator, in its sole discretion, may pay earned performance awards in the form of cash, in shares, or in some combination thereof.

Non-transferability of Awards

Unless the administrator provides otherwise, the 2022 Plan generally does not allow for the transfer of awards other than by will or by the laws of descent and distribution and only the recipient of an award may exercise an award during their lifetime. If the administrator makes an award transferrable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Certain Adjustments

In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2022 Plan, the administrator will adjust the number and class of shares that may be delivered under the 2022 Plan or the number, and price of shares covered by each outstanding award and the numerical share limits set forth in the 2022 Plan.

Dissolution or Liquidation

In the event of our proposed liquidation or dissolution, the administrator will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control

The 2022 Plan provides that in the event of our merger with or into another corporation or entity or a “change in control” (as defined in the 2022 Plan), each outstanding award will be treated as the administrator determines, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or change in control; (iii) outstanding awards will vest and become exercisable, realizable or payable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon consummation of such merger or change in control and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or change in control; (iv) (A) the termination of an award in exchange for an amount of cash or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by us without payment) or (B) the replacement of such award with other rights or property selected by the administrator in its sole discretion; or (v) any combination of the foregoing. The administrator will not be obligated to treat all awards, all awards a participant holds, or all awards of the same type, similarly. In the event that awards (or portion thereof) are not assumed or substituted for in the event of a merger or change in control, the participant will fully vest in and have the right to exercise all of their outstanding options and stock appreciation rights, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock and RSUs or performance awards will lapse and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any of our subsidiaries or parents, as applicable. If an option or stock appreciation right is not assumed or substituted in the event of a merger or change in control, the administrator will notify the participant in writing or electronically that the option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion and the vested option or stock appreciation right will terminate upon the expiration of such period.

For awards granted to an outside director, the outside director will fully vest in and have the right to exercise options and/or stock appreciation rights as to all of the shares underlying such award, including those shares which would not be vested or exercisable, all restrictions on restricted stock and RSUs will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and us or any of our subsidiaries or parents, as applicable.

Clawback

Awards will be subject to any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Act or other applicable laws. The administrator also may specify in an award agreement that the participant’s rights, payments or benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. The administrator may require a participant to forfeit, return or reimburse us all or a portion of the award or shares issued under the award, any amounts paid under the award and any payments or proceeds paid or provided upon disposition of the shares issued under the award in order to comply with such clawback policy or applicable laws.

Amendment and Termination

The administrator has the authority to amend, suspend or terminate the 2022 Plan provided such action does not impair the existing rights of any participant. The 2022 Plan automatically will terminate on November 22, 2032, unless it is terminated sooner.

Federal Income Tax Consequences

The following is a brief summary of the principal U.S. federal income tax consequences with respect to awards granted under the 2022 Plan.

Restricted Stock Awards

The recipient of a restricted stock award does not have taxable income upon receipt of the award. When the restricted stock award is vested, the recipient will recognize ordinary income in an amount equal to the difference of the fair market value of the shares on the date of vesting and the amount paid for such restricted stock, if any.

Upon the vesting of a restricted stock award, the Company will be entitled to a corresponding income tax deduction in the tax year in which the restricted stock award vested.

The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the recipient will not realize any additional taxable income when the shares become vested.

Restricted Stock Units

A recipient will not recognize taxable income upon the grant of a restricted stock unit, and we will not be entitled to a deduction, until the shares and/or cash with respect to the award are transferred to the recipient, generally at the end of the vesting period. At the time of transfer, the recipient will recognize ordinary income equal to the value of the shares of common stock and/or cash. The Company will be entitled to a deduction equal to the income recognized by the recipient. The subsequent disposition of shares acquired pursuant to a restricted stock unit award will result in capital gain or loss (based upon the difference between the price received upon disposition and the recipient’s basis in those shares).

Stock Options

The recipient does not recognize any taxable income as a result of a grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the recipient will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. When the shares are sold, any difference between the sale price and the fair market value of the shares on the date of exercise will generally be treated as long term or short term capital gain or loss, depending on whether the stock was held for more than one year. Upon the exercise of a non-qualified stock option, the Company will be entitled to a corresponding income tax deduction in the tax year in which the option was exercised.

Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the recipient disposes of the shares within the two-year or one-year periods referred to above, the recipient will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

Stock Appreciation Rights

A recipient does not recognize any taxable income upon the receipt of a stock appreciation right (“SAR”). Upon the exercise of a SAR, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price.

Upon the exercise of a SAR, the Company will be entitled to a corresponding income tax deduction in the tax year in which the SAR was exercised.

Equity Plan Information

The following chart reflects the number of securities granted under equity compensation plans approved and not approved by stockholders and the weighted average exercise price for such plans as of December 31, 2025:

	Number of securities to be issued upon exercise or issuance of outstanding options, units, warrants and rights(1):	Weighted average exercise price of outstanding options, warrants and rights(1) :	Number of securities remaining available for future issuance(2):
2022 Equity Incentive Plan:
Equity compensation plans approved by security holders	21,940	$47.18	68,760
Equity compensation plans not approved by security holders	—	—	—
Total	21,940	$47.18	68,760

(1)	Balances presented as of December 31, 2025.

(2)	Balances presented as of December 31, 2025, and therefore exclude the automatic increase of 46,524 shares to the number of shares available for issuance under the 2022 Plan, which became effective on January 1, 2026. The total number of shares of common stock that remain available for future issuance under the 2022 Plan as of the Record Date is 115,284.

The Board recommends that you vote “FOR” the approval to increase the total number of authorized shares under the 2022 Equity Incentive Plan by 800,000 shares.

PROPOSAL 3

TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A REVERSE STOCK SPLIT RATIO RANGING FROM 1:5 TO 1:10, INCLUSIVE, AS DETERMINED BY THE BOARD IN ITS SOLE DISCRETION (Item 3 on the Proxy Card)

Our stockholders are being asked to approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 1:5 to 1:10, inclusive, as may be determined at the appropriate time by the Board, in its sole discretion (the “Reverse Stock Split”). This means that once approved by the stockholders, the Board will be able to decide whether and when to effect the Reverse Stock Split without further action from the stockholders.

The effectiveness of this amendment or the abandonment thereof, notwithstanding stockholder approval, will be determined by the Board, at its sole option, following the Annual Meeting any time prior to the one-year anniversary of the meeting.

Reasons for a Reverse Stock Split

Maintaining our Listing on Nasdaq

The primary purpose of the Reverse Stock Split is to raise the per share trading price of our common stock in order to maintain our listing on The Nasdaq Capital Market. Delisting from Nasdaq may adversely affect our ability to raise additional financing through the public or private sale of our equity securities, may significantly affect the ability of investors to trade in our securities and may negatively affect the value and liquidity of our common stock. Delisting may also have other negative impacts, including potential loss of employee confidence, the loss of institutional investors, the loss of analyst coverage or the loss of business development opportunities.

Potentially Improving the Marketability and Liquidity of our Common Stock

The Board believes that an increased stock price may also improve the marketability and liquidity of our common stock. For example, many brokerages, institutional investors and funds have internal policies that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers by restricting or limiting the ability to purchase such stocks on margin. Additionally, investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Decreasing the Risk of Market Manipulation of our Common Stock

The Board believes that the potential increase in stock price may reduce the risk of market manipulation of our common stock, which we believe is enhanced when our stock trades below $1.00 per share. By reducing market manipulation risk, we may also thereby potentially decrease the volatility of our stock price.

Providing us the Ability to Issue Additional Securities

A Reverse Stock Split is expected to increase the number of authorized, but unissued and unreserved, shares of our common stock. These additional shares would provide flexibility to us for raising capital; repurchasing debt; providing equity incentives to employees, officers, directors, consultants and advisors (including pursuant to our equity compensation plan); expanding our business through the acquisition of other businesses and for other purposes. However, at present, we do not have any specific plans, arrangements, understandings or commitments for the additional shares that would become available.

Accordingly, for these and other reasons, the Board believes that a Reverse Stock Split is in the best interests of us and our stockholders. A copy of the draft of the amendment to our Certificate of Incorporation providing for the Reverse Stock Split is attached hereto as Annex C.

Criteria to be Used for Determining Whether to Implement a Reverse Stock Split

This proposal gives the Board the discretion to select a Reverse Stock Split ratio from within a range between and including 1:5 and 1:10 on a date selected by him based on his then-current assessment of the factors below, and in order to maximize Company and stockholder interests. In determining whether to implement the Reverse Stock Split, and which ratio to implement, if any, the Board may consider, among other factors:

●	the historical trading price and trading volume of our common stock;

●	the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market in the short- and long-term;

●	the continued listing requirements for our common stock on Nasdaq or other applicable exchanges, if then applicable;

●	the number of shares of common stock outstanding;

●	which Reverse Stock Split ratio would result in the least administrative cost to us; and

●	prevailing industry, market and economic conditions.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split

The effect of a Reverse Stock Split on our stock price cannot be predicted with any certainty, and the history of reverse stock splits for other companies in various industries is varied, particularly since some investors may view a reverse stock split negatively. It is possible that our stock price after a Reverse Stock Split will not increase in the same proportion as the reduction in the number of shares outstanding, causing a reduction in our overall market capitalization. Further, even if we implement a Reverse Stock Split, our stock price may decline due to various factors, including our future performance and general industry, market and economic conditions. This percentage decline, as an absolute number and as a percentage of our overall market capitalization, may be greater than would occur in the absence of a Reverse Stock Split. If we fail to meet Nasdaq’s continued listing requirements, Nasdaq could suspend trading in our common stock and commence delisting proceedings.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively impacted by the reduced number of shares outstanding after the Reverse Stock Split, which would be exacerbated if the stock price does not increase following the split. In addition, a Reverse Stock Split would increase the number of stockholders owning “odd lots” of fewer than 100 shares, trading in which generally results in higher transaction costs. Accordingly, a Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity as described above.

The implementation of a Reverse Stock Split would result in an effective increase in the authorized number of shares of common stock available for issuance, which could, under certain circumstances, have anti-takeover implications. The additional shares of common stock available for issuance could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or in our management. Although the Reverse Stock Split has been prompted by business and financial considerations, and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that approval of the Reverse Stock Split could facilitate future efforts by us to deter or prevent changes in control, including transactions in which stockholders might otherwise receive a premium for their shares over then-current market prices.

Stockholders should also keep in mind that the implementation of a Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership interest (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after a Reverse Stock Split, then the actual or intrinsic value of shares held by stockholders will also proportionately decrease as a result of the overall decline in value.

Effects of a Reverse Stock Split

As of the effective date of the Reverse Stock Split:

●	a certain number shares of common stock outstanding (depending on the Reverse Stock Split ratio selected by the Board) will be combined, automatically and without any action on the part of the Company or its stockholders, into one new share of common stock;

●	no fractional shares of common stock will be issued; instead, stockholders who would otherwise receive a fractional share will receive a whole share in lieu of any fractional share of common stock (as detailed below);

●	proportionate adjustments will be made to the number of shares issuable upon the exercise or vesting of all then-outstanding stock options and warrants which will result in a proportional decrease in the number of shares of common stock reserved for issuance upon exercise or vesting of such stock options and warrants and, in the case of stock options, a proportional increase in the exercise price of all such stock options;

●	the number of shares of common stock then reserved for issuance under our equity compensation plan will be reduced proportionately; and

●	the total number of authorized shares of common stock will remain at 150,000,000.

The following table summarizes, for illustrative purposes only, the anticipated effects of a Reverse Stock Split on our shares available for issuance based on information as of the Record Date (unless otherwise noted below) and without giving effect to the treatment of fractional shares.

Assuming this Proposal Is Approved by Stockholders and Implemented by the Board:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance(1)	Number of Shares of Common Stock Authorized but Unissued and Unreserved
Pre-Reverse Stock Split	150,000,000	2,659,288	1,889,224	145,451,488
Post-Reverse Stock Split 1:5	150,000,000	531,858	377,845	149,090,297
Post-Reverse Stock Split 1:10	150,000,000	265,929	188,923	149,545,148

(1)	Includes shares of common stock reserved for issuance (i) upon the exercise of currently exercisable warrants and options and (ii) under the 2022 Plan less any exercised or converted awards. Excludes the proposed amendment, as described in Proposal 2 of this proxy statement, to increase the number of shares authorized for issuance under the 2022 Plan by 800,000 shares.

A Reverse Stock Split would affect all stockholders uniformly. As of the effective date of the Reverse Stock Split which shall be determined by the Board in its sole discretion (“Effective Date”), each stockholder would own a reduced number of shares of common stock. Percentage ownership interests, voting rights and other rights and preferences would not be affected, except to the extent that the Reverse Stock Split would result in fractional shares (as described below).

A Reverse Stock Split would not affect the registration of our common stock under Section 12(b) of the Exchange Act and we would continue to be subject to the periodic reporting and other requirements of the Exchange Act. Barring delisting by Nasdaq, our common stock would continue to be listed on Nasdaq under the symbol “SXTP,” but would have a new Committee on Uniform Securities Identification Procedures number after the effective date.

Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. In lieu of any fractional shares to which a stockholder of record would otherwise be entitled, we will issue a whole share in lieu of any fractional share of Common Stock.

As of July 2, 2026, there were 22 common stockholders of record. We do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Procedure for Effecting a Reverse Stock Split

Beneficial Holders of Common Stock

Stockholders who hold their shares through a bank, broker or other nominee will be treated in the same manner as registered stockholders who hold their shares in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for beneficial owners of such shares. However, banks, brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split, particularly with respect to the treatment of fractional shares. Stockholders whose shares of common stock are held in the name of a bank, broker or other nominee are encouraged to contact their bank, broker or other nominee with any questions regarding the procedures for implementing the Reverse Stock Split with respect to their shares.

Registered Holders of Common Stock

Registered stockholders hold shares electronically in book-entry form under the direct registration system (i.e., do not have stock certificates evidencing their share ownership but instead have a statement reflecting the number of shares registered in their accounts) and, as a result, do not need to take any action to receive post-split shares. If they are entitled to receive post-split shares, they will automatically receive, at their address of record, a transaction statement indicating the number of post-split shares held following the Effective Date.

Material U.S. Federal Income Tax Consequences

The following is a summary of material U.S. federal income tax consequences of a Reverse Stock Split to stockholders. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial decisions, all as in effect on the date of this filing, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the tax consequences described below.

We have not sought and will not seek an opinion of counsel or ruling from the Internal Revenue Service (the “IRS”) with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS or a court will agree with such statements and conclusions.

This summary is limited to stockholders that are U.S. holders, as defined below, and that hold our common stock as a capital asset (generally, property held for investment).

This summary is for general information only and does not address all U.S. federal income tax considerations that may be applicable to a holder’s particular circumstances or to holders that may be subject to special tax rules, such as, for example, brokers and dealers in securities, currencies or commodities, banks and financial institutions, regulated investment companies, real estate investment trusts, expatriates, tax-exempt entities, governmental organizations, traders in securities that elect to use a mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the U.S., insurance companies, persons holding shares of our common stock as part of a hedging, integrated or conversion transaction or a straddle or persons deemed to sell shares of our common stock under the constructive sale provisions of the Code, persons that hold more than 5% of our common stock, persons that hold our common stock in an individual retirement account, 401(k) plan or similar tax-favored account or partnerships or other pass-through entities for U.S. federal income tax purposes and investors in such entities.

This summary does not address any U.S. federal tax consequences other than U.S. federal income tax consequences (such as estate or gift tax consequences), the Medicare tax on net investment income, the alternative minimum tax or any U.S. state, local or foreign tax consequences. This summary also does not address any U.S. federal income tax considerations relating to any other transaction other than the Reverse Stock Split.

For purposes of this summary, a “U.S. holder” means a beneficial owner of our common stock that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the U.S.;

●	a corporation created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust if (1) it is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If an entity (or arrangement) classified as a partnership for U.S. federal income tax purposes holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. If a holder of our common stock is a partner of a partnership holding shares of our common stock, such holder should consult his or her own tax advisor.

This summary of certain U.S. federal income tax consequences is for general information only and is not tax advice. Stockholders are urged to consult their own tax advisor with respect to the application of U.S. federal income tax laws to their particular situation as well as any tax considerations arising under other U.S. federal tax laws (such as the estate or gift tax laws) or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

The Reverse Stock Split is intended to be treated as a recapitalization for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a recapitalization, except as described below with respect to cash received in lieu of a fractional share, a U.S. holder will not recognize any gain or loss for U.S. federal income tax purposes upon the Reverse Stock Split. In the aggregate, a U.S. holder’s tax basis in the common stock received pursuant to the Reverse Stock Split (excluding the portion of the tax basis that is allocable to any fractional share) will equal the U.S. holder’s tax basis in its common stock surrendered in the Reverse Stock Split in exchange therefor, and the holding period of the U.S. holder’s common stock received pursuant to the Reverse Stock Split will include the holding period of the common stock surrendered in the Reverse Stock Split in exchange therefor.

In general, a U.S. holder who receives a cash payment in lieu of a fractional share will recognize capital gain or loss equal to the difference between the amount of cash received in lieu of the fractional share and the portion of the U.S. holder’s tax basis of the common stock surrendered in the Reverse Stock Split that is allocable to the fractional share. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in its common stock surrendered in the Reverse Stock Split is more than one year as of the date of the Reverse Stock Split. The deductibility of net capital losses by individuals and corporations is subject to limitations. Depending on a stockholder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code, so stockholders should consult their own tax advisors as to that possibility and the resulting tax consequences to them in that event.

U.S. holders that have acquired different blocks of our common stock at different times or at different prices are urged to consult their own tax advisors regarding the allocation of their aggregated adjusted basis among, and the holding period of, our common stock.

Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share made pursuant to the Reverse Stock Split unless such U.S. holder is an exempt recipient and timely and properly establishes with the applicable withholding agent the exemption. In addition, payments of cash in lieu of a fractional share made pursuant to the Reverse Stock Split may, under certain circumstances, be subject to backup withholding, unless a U.S. holder timely provides to the applicable withholding agent proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not additional tax and may be refunded or credited against the U.S. holder’s U.S. federal income tax liability, provided that the U.S. holder timely furnishes the required information to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Accounting Consequences

The par value per share of our common stock will remain unchanged at $0.0001 per share following a Reverse Stock Split. As a result, as of the Effective Date, the stated capital on the our balance sheets attributable to common stock will be reduced proportionally based on the Reverse Stock Split ratio, and the additional paid-in capital will be credited with the amount by which the capital is reduced. The net income or loss per share of common stock will be increased as a result of the fewer shares of common stock outstanding. The Reverse Stock Split will be reflected retroactively in our consolidated financial statements.

The Board of Directors recommends a vote “FOR” the approval of the Reverse Stock Split. The Board of Directors retains the discretion to abandon, and not implement, the aforementioned amendments at any time before they become effective.

PROPOSAL 4

RATIFICATION OF THE SELECTION OF RBSM LLP AS OUR INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

Proposal: The Board of Directors is asking that you vote to ratify the Board’s selection of RBSM LLP (“RBSM”) as our independent registered public accounting firm for fiscal year 2026.

During the years ended December 31, 2025, and 2024, we engaged RBSM LLP as our independent registered public accounting firm. For the years ended December 31, 2025, and 2024, we incurred fees, as discussed below:

	Fiscal Year Ended December 31,
	2025	2024
Audit Fees(1)	$163,000	$163,069
Audit-Related Fees(2)	116,576	60,000
Tax Fees	-	-
All Other Fees	-	-
Total	$279,576	$223,069

(1)	Audit fees consist of fees relating to the audit of the Company’s annual consolidated financial statements and reviews of interim condensed consolidated financial statements.

(2)	Audit-related fees consisted of reviews of the Company’s registration statements, consents, and the completion of comfort letter procedures associated with the Company’s securities offerings.

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our Audit Committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project-based services and routine consultations. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. Our Audit Committee approved all services that our independent public accountants provided to us in the past two fiscal years.

Representatives of RBSM will attend the Annual Meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.

The ratification of the Board’s appointment of RBSM as our independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the affirmative vote of a majority of votes cast on the proposal. Abstentions will have no effect on the outcome of the vote on this proposal. Because this is a routine matter, there will be no broker non-votes. If our stockholders do not ratify the appointment, the selection of another independent registered public accounting firm may be considered by the Board. Even if the selection is ratified, the Board in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

The Board of Directors recommends that you vote “FOR” approval of this proposal.

PROPOSAL 5

APPROVAL OF MANAGEMENT SUCCESS FEE IN CONNECTION WITH A CHANGE OF CONTROL OR STRATEGIC TRANSACTION

Overview

The Board of Directors (the “Board”) is asking shareholders to approve a management success fee (the “Management Success Fee”) payable to members of the Company’s management team in the event of a change of control, strategic transaction, or sale of Arakoda (each, a “Qualifying Transaction”). The Management Success Fee is designed to incentivize and reward members of the management team for their efforts in maximizing shareholder value in connection with any such Qualifying Transaction.

Description of the Management Success Fee

Under the Management Success Fee Proposal, if a Qualifying Transaction is consummated, members of the Company’s management team would be entitled to receive a success fee calculated as follows:

For a Qualifying Transaction with aggregate deal proceeds (the “Deal Value”) between Forty Million Dollars ($40,000,000) and One Hundred Million Dollars ($100,000,000), the Management Success Fee shall be equal to five percent (5%) of the Deal Value. For a Qualifying Transaction with a Deal Value in excess of One Hundred Million Dollars ($100,000,000), the Management Success Fee shall be equal to six percent (6%) of the Deal Value.

The Management Success Fee may be paid in cash, equity, or a combination thereof, to individual members of the management team in such amounts and proportions as determined by the Board in its sole discretion. The Board retains full authority to determine the allocation of the Management Success Fee among eligible members of management, taking into account each individual’s role, contributions, and responsibilities in connection with the Qualifying Transaction.

Rationale for the Proposal

The Board believes that the Management Success Fee is in the best interests of shareholders because it aligns the interests of management with those of shareholders by providing a direct financial incentive to pursue and consummate value-maximizing transactions. The tiered structure of the fee — with a higher percentage applicable to transactions at or below $100 million in Deal Value and a lower percentage for transactions exceeding that threshold — reflects the Board’s judgment regarding the appropriate level of incentive compensation relative to the magnitude of the transaction.

Shareholder Approval

The Board notes that, as a general matter, cash bonus arrangements for management do not require shareholder approval under applicable corporate law or stock exchange listing standards. The Board has nevertheless determined to submit the Management Success Fee Proposal for shareholder approval on a voluntary basis in order to provide shareholders with an opportunity to express their views on this arrangement and to promote transparency regarding the Company’s compensation practices in connection with any potential Qualifying Transaction. Accordingly, even if this Proposal 5 does not receive the requisite shareholder approval, the Board retains the authority to implement a cash-based success fee arrangement for management in connection with a Qualifying Transaction without further shareholder action, to the extent permitted by applicable law.

Vote Required

Approval of this Proposal 5 requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the same effect as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE MANAGEMENT SUCCESS FEE PROPOSAL.

PROPOSAL 6

APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF THE DIRECTOR ELECTION PROPOSAL, THE 2022 PLAN AMENDMENT PROPOSA AND THE CERTIFICATE OF INCORPORATION AMENDMENT PROPOSAL,

Proposal 6 is to consider and vote upon the proposal to approve adjourning the Annual Meeting, if necessary or appropriate in the discretion of the Board, to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting to approve the Director Election Proposal, 2022 Plan Amendment Proposal and the Certificate of Incorporation Amendment Proposal.

General

The Annual Meeting may be adjourned to another time or place, if necessary or appropriate in the discretion of the Board, to permit further solicitation of proxies to obtain additional votes in favor of the Director Election Proposal, 2022 Plan Amendment Proposal and the Certificate of Incorporation Amendment Proposal (the “Adjournment”).

If, at the Annual Meeting, the number of shares of common stock present or represented and voting in favor of the Director Election Proposal, the 2022 Plan Amendment Proposal and the Certificate of Incorporation Amendment Proposal is insufficient to approve either such proposal, the Company intends to move for the Adjournment in order to enable our Board to solicit additional proxies for approval of such proposal. We are asking our stockholders to approve this Proposal 6 for the Adjournment if necessary or appropriate in the discretion of the Board.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Adjournment. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation

THE BOARD OF DIRECTORS RECCOMENDS THAT YOU VOTE “FOR” APPROVAL OF THIS PROPOSAL

ADDITIONAL INFORMATION

Solicitation Expenses: Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail and by telephone. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by e-mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

How To Receive Additional Paper Copies of the Proxy Statement: The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single notice and, if applicable, this Proxy Statement and Annual Report, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders or they participate in electronic delivery of proxy materials. Stockholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to 60 Degrees Pharmaceuticals, Inc., Investor Relations, 1025 Connecticut Avenue NW Suite 1000, Washington, D.C. 20036 or by calling Investor Relations at (202) 327-5422.

Stockholder Proposals for Consideration at the 2027 Annual Meeting of Stockholders: Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and proxy card for presentation at our 2027 Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices at 1025 Connecticut Avenue NW Suite 1000, Washington, D.C. 20036 on or around July 10, 2027. The proposal should be sent to the attention of the Chief Financial Officer.

Under our amended and restated bylaws, certain procedures are provided that a stockholder must follow to introduce an item of business, including the nomination of someone as a director, at an Annual Meeting of Stockholders that is not included in our Proxy Statement. These procedures provide that an item of business to be introduced at an Annual Meeting of Stockholders must be submitted in writing to our Nominating and Corporate Governance Committee at our principal executive offices and you must include information set forth in our amended and restated bylaws. See “Governance of the Company – Stockholder Nominations” above.

We must receive the notice of your intention to propose an item of business at our 2027 Annual Meeting no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting as specified in our amended and restated bylaws. If the 2027 Annual Meeting is not held within 30 days before or after the anniversary of the date of this year’s Annual Meeting, then the item of business must be received by the tenth day following the earlier of the date of mailing of the notice of the meeting or the public disclosure of the date of the meeting. Assuming that our 2027 Annual Meeting is held within 30 days of the anniversary of this Annual Meeting, we must receive notice of your intention to introduce a nomination or other item of business at that meeting on or around July 10, 2027.

You may contact 60 Degrees Pharmaceuticals’ Chief Financial Officer at the address mentioned above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

The chairperson of the Annual Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

2025 Annual Report: A copy of our 2025 Annual Report, as filed with the SEC on March 30, 2026, is available to stockholders without charge upon written request directed to our Secretary at 1025 Connecticut Avenue NW Suite 1000, Washington, D.C. 20036 or by phone at (202) 327-5422. The Company makes available free of charge on or through its website, https://60degreespharma.com, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

Other Matters To Be Considered At The Annual Meeting: The Board is not aware of any other matters that are expected to come before the 2026 Annual Meeting other than those referred to in this proxy statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Annual Meeting, the individuals named on the proxy card intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors

/s/ Geoffrey Dow
Geoffrey Dow
Director

Annex A

AMENDMENT TO 60 DEGREES PHARMACEUTICALS, INC. 2022 EQUITY INCENTIVE PLAN

[*], 2026

Subject to the approval of the stockholders (the “Stockholder Approval”) of 60 Degrees Pharmaceuticals, Inc., a Delaware corporation (the “Company”) at the Company’s 2026 Annual Meeting of Stockholders, the 60 Degrees Pharmaceuticals, Inc. 2022 Equity Incentive Plan (the “2022 Plan”) is hereby amended by amending and restating Section 3.1 in its entirety as of the effective date of the Stockholder Approval as follows:

“3.1 Stock Subject to the Plan. Subject to adjustment upon changes in capitalization of the Company as provided in Section 15 of the Plan and the automatic increase set forth in Section 3.2 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan will be equal to [__] Shares, In addition, Shares may become available for issuance under Sections 3.2 and 3.2 of the Plan. The Shares may be authorized but unissued, or reacquired Common Stock.”

Except as expressly amended hereby, the terms of the 2022 Plan shall be and remain unchanged and the 2022 Plan as amended hereby shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized representative on the day and year first above written.

60 DEGREES PHARMACEUTICALS, INC.

By:
Name:	Geoffrey Dow
Title:	Chief Executive Officer and President

A-1

Annex B

60 DEGREES PHARMACEUTICALS, INC.

2022 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are:

●	to attract and retain the best available personnel for positions of substantial responsibility,

●	to provide additional incentive to Employees, Directors and Consultants, and

●	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards.

2. Definitions. As used herein, the following definitions will apply:

2.1 “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

2.2 “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of shares of Common Stock, including but not limited to, under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

2.3 “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Performance Awards.

2.4 “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Change in Control” means the occurrence of any of the following events:

(a) Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (a), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; provided, further, that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board also will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (a). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(b) Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (b), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(c) Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (c), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (i) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (ii) a transfer of assets by the Company to: (A) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (B) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (C) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (D) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (c)(ii)(C). For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2.6, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

2.7 “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation or other formal guidance of general or direct applicability promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.8 “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by a duly authorized committee of the Board, in accordance with Section 4 hereof.

2.9 “Common Stock” means the common stock of the Company.

2.10 “Company” means 60 Degrees Pharmaceuticals, Inc., a Delaware corporation, or any successor thereto.

2.11 “Consultant” means any natural person, including an advisor, engaged by the Company or any of its Parent or Subsidiaries to render bona fide services to such entity, provided the services (a) are not in connection with the offer or sale of securities in a capital-raising transaction, and (b) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

2.12 “Director” means a member of the Board.

2.13 “Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

2.14 “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.15 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

2.16 “Exchange Program” means a program under which (a) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (b) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (c) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

2.17 “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

(a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange or the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last Trading Day such closing sales price was reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) For purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock; or

(d) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

In addition, for purposes of determining the fair market value of shares for any reason other than the determination of the exercise price of Options or Stock Appreciation Rights, fair market value will be determined by the Administrator in a manner compliant with Applicable Laws and applied consistently for such purpose. The determination of fair market value for purposes of tax withholding may be made in the Administrator’s sole discretion subject to Applicable Laws and is not required to be consistent with the determination of fair market value for other purposes.

2.18 “Fiscal Year” means the fiscal year of the Company.

2.19 “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

2.20 “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

2.21 “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.22 “Option” means a stock option granted pursuant to the Plan.

2.23 “Outside Director” means a Director who is not an Employee.

2.24 “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

2.25 “Participant” means the holder of an outstanding Award.

2.26 “Performance Awards” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be cash- or stock-denominated and may be settled for cash, Shares or other securities or a combination of the foregoing under Section 10.

2.27 “Performance Period” means Performance Period as defined in Section 10.1.

2.28 “Period of Restriction” means the period (if any) during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

2.29 “Plan” means this 60 Degrees Pharmaceuticals, Inc. 2022 Equity Incentive Plan, as may be amended from time to time.

2.30 “Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(b) of the Exchange Act, with respect to any class of the Company’s securities.

2.31 “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

2.32 “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

2.33 “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

2.34 “Section 16b” means Section 16(b) of the Exchange Act.

2.35 “Section 409A” means Code Section 409A and the U.S. Treasury Regulations and guidance thereunder, and any applicable state law equivalent, as each may be promulgated, amended or modified from time to time.

2.36 “Securities Act” means the U.S. Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

2.37 “Service Provider” means an Employee, Director or Consultant.

2.38 “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

2.39 “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

2.40 “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

2.41 “Trading Day” means a day that the primary stock exchange, national market system, or other trading platform, as applicable, upon which the Common Stock is listed (or otherwise trades regularly, as determined by the Administrator, in its sole discretion) is open for trading.

2.42 “U.S. Treasury Regulations” means the Treasury Regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code will include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

3. Stock Subject to the Plan.

3.1 Stock Subject to the Plan. Subject to adjustment upon changes in capitalization of the Company as provided in Section 15 of the Plan and the automatic increase set forth in Section 3.2 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan will be equal to [___] Shares, In addition, Shares may become available for issuance under Sections 3.2 and 3.2 of the Plan. The Shares may be authorized but unissued, or reacquired Common Stock.

3.2 Automatic Share Reserve Increase. Subject to adjustment upon changes in capitalization of the Company as provided in Section 15, the number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2023 Fiscal Year, in an amount equal to the least of (a) a number of Shares equal to four percent (4%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding Fiscal Year, or (b) such number of Shares determined by the Administrator no later than the last day of the immediately preceding Fiscal Year.

3.3 Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, or Performance Awards is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units or Performance Awards are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax liabilities or withholdings related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3.1, plus, to the extent allowable under Code Section 422 and the U.S. Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Sections 3.2 and 3.3.

3.4 Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

4.1 Procedure.

4.1.1 Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

4.1.2 Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

4.1.3 Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to comply with Applicable Laws.

4.2 Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(a) to determine the Fair Market Value;

(b) to select the Service Providers to whom Awards may be granted hereunder;

(c) to determine the number of Shares or dollar amounts to be covered by each Award granted hereunder;

(d) to approve forms of Award Agreements for use under the Plan;

(e) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto (including but not limited to, temporarily suspending the exercisability of an Award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes or to comply with Applicable Laws, provided that such suspension must be lifted prior to the expiration of the maximum term and post-termination exercisability period of an Award), based in each case on such factors as the Administrator will determine;

(f) to institute and determine the terms and conditions of an Exchange Program, including, subject to Section 20.3, to unilaterally implement an Exchange Program without the consent of the applicable Award holder;

(g) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(h) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of facilitating compliance with applicable non-U.S. laws, easing the administration of the Plan and/or for qualifying for favorable tax treatment under applicable non-U.S. laws, in each case as the Administrator may deem necessary or advisable;

(i) to modify or amend each Award (subject to Section 20.3), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option or Stock Appreciation Right (subject to Sections 6.4 and 7.5);

(j) to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 16;

(k) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(l) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(m) to make all other determinations deemed necessary or advisable for administering the Plan.

4.3 Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.

5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

6.1 Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

6.2 Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

6.3 Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as nonstatutory stock options. For purposes of this Section 6.3, incentive stock options will be taken into account in the order in which they were granted, the fair market value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and the U.S. Treasury Regulations promulgated thereunder.

6.4 Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

6.5 Option Exercise Price and Consideration.

6.5.1 Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6.5.1, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

6.5.2 Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

6.5.3 Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (a) cash (including cash equivalents); (b) check; (c) promissory note, to the extent permitted by Applicable Laws, (d) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (e) consideration received by the Company under a cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (f) by net exercise; (g) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (h) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

6.6 Exercise of Option.

6.6.1 Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholdings). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

6.6.2 Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon such cessation as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within three (3) months of such cessation, or such shorter or longer period of time, as is specified in the Award Agreement, in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6.4. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if on such date of cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If after such cessation the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.6.3 Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within six (6) months of such cessation, or such longer or shorter period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6.4, as applicable) to the extent the Option is vested on such date of cessation. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if on the date of such cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If after such cessation the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.6.4 Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within six (6) months following the Participant’s death, or within such longer or shorter period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6.4, as applicable), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form (if any) acceptable to the Administrator. If the Administrator has not permitted the designation of a beneficiary or if no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution (each, a “Legal Representative”). If the Option is exercised pursuant to this Section 6.6.4, Participant’s designated beneficiary or Legal Representative shall be subject to the terms of this Plan and the Award Agreement, including but not limited to the restrictions on transferability and forfeitability applicable to the Service Provider. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.6.5 Tolling Expiration. A Participant’s Award Agreement may also provide that:

(a) if the exercise of the Option following the cessation of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16b, then the Option will terminate on the earlier of (i) the expiration of the term of the Option set forth in the Award Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16b; or

(b) if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (i) the expiration of the term of the Option or (ii) the expiration of a period of thirty (30) days after the cessation of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7. Stock Appreciation Rights.

7.1 Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

7.2 Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

7.3 Exercise Price and Other Terms. The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7.6 will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

7.4 Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

7.5 Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6.4 relating to the maximum term and Section 6.6 relating to exercise also will apply to Stock Appreciation Rights.

7.6 Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(b) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8. Restricted Stock.

8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

8.2 Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction (if any), the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed. The Administrator, in its sole discretion, may determine that an Award of Restricted Stock will not be subject to any Period of Restriction and consideration for such Award is paid for by past services rendered as a Service Provider.

8.3 Transferability. Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

8.4 Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

8.5 Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

8.6 Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

8.7 Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

8.8 Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9. Restricted Stock Units.

9.1 Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

9.2 Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

9.3 Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

9.4 Form and Timing of Payment. Payment of earned Restricted Stock Units will be made at the time(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

9.5 Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

10. Performance Awards.

10.1 Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify any time period during which any performance objectives or other vesting provisions will be measured (“Performance Period”), and such other terms and conditions as the Administrator determines. Each Performance Award will have an initial value that is determined by the Administrator on or before its date of grant.

10.2 Objectives or Vesting Provisions and Other Terms. The Administrator will set any objectives or vesting provisions that, depending on the extent to which any such objectives or vesting provisions are met, will determine the value of the payout for the Performance Awards. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

10.3 Earning Performance Awards. After an applicable Performance Period has ended, the holder of a Performance Award will be entitled to receive a payout for the Performance Award earned by the Participant over the Performance Period. The Administrator, in its discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Award.

10.4 Form and Timing of Payment. Payment of earned Performance Awards will be made at the time(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Performance Awards in cash, Shares, or a combination of both.

10.5 Cancellation of Performance Awards. On the date set forth in the Award Agreement, all unearned or unvested Performance Awards will be forfeited to the Company, and again will be available for grant under the Plan.

11. Outside Director Award Limitations. No Outside Director may be granted, in any Fiscal Year, equity awards (including any Awards granted under this Plan), the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles, and be provided any other compensation (including without limitation any cash retainers or fees) in amounts that, in the aggregate, exceed $500,000, provided that such amount is increased to $750,000 in the Fiscal Year of such individual’s initial service as an Outside Director. Any Awards granted or other compensation provided to an individual (a) for such individual’s services as an Employee, or for such individual’s services as a Consultant (other than as an Outside Director), or (b) prior to the Registration Date, will be excluded for purposes of this Section 11.

12. Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to be exempt from or meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent (including with respect to any ambiguities or ambiguous terms), except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company or any of its Parent or Subsidiaries have any responsibility, liability, or obligation to reimburse, indemnify, or hold harmless a Participant (or any other person) in respect of Awards, for any taxes, penalties or interest that may be imposed on, or other costs incurred by, Participant (or any other person) as a result of Section 409A.

13. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise or as otherwise required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, its Parent, or any of its Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14.   Limited Transferability of Awards. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution (which, for purposes of clarification, shall be deemed to include through a beneficiary designation if available in accordance with Section 6.6.4), and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

15. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

15.1 Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, and numerical Share limits in Section 3.

15.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

15.3 Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (a) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or successor corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (b) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (c) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (d) (i) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (ii) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (e) any combination of the foregoing. In taking any of the actions permitted under this Section 15.3, the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly.

In the event that the acquiring or successor corporation (or an affiliate thereof) does not assume the Award (or portion thereof) as described below or substitute for the Award (or portion thereof) as described above, then the Participant will fully vest in and have the right to exercise his or her outstanding Options and Stock Appreciation Rights (or portions thereof) not assumed or substituted for, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, or Performance Awards (or portions thereof) not assumed or substituted for will lapse, and, with respect to Awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if an Option or Stock Appreciation Right (or portion thereof) is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right (or its applicable portion) will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right (or its applicable portion) will terminate upon the expiration of such period.

For the purposes of this Section 15.3 and Section 15.4 below, an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit or Performance Award, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 15.3 to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 15.3 to the contrary, and unless otherwise provided in an Award Agreement, if an Award that vests, is earned or paid-out under an Award Agreement is subject to Section 409A and if the change in control definition contained in the Award Agreement (or other agreement related to the Award, as applicable) does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that is otherwise accelerated under this Section 15.3 will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

15.4 Outside Director Awards. With respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable.

16. Tax Withholding.

16.1 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholdings are due, the Company (or any of its Parent, Subsidiaries, or affiliates employing or retaining the services of a Participant, as applicable) will have the power and the right to deduct or withhold, or require a Participant to remit to the Company (or any of its Parent, Subsidiaries, or affiliates, as applicable) or a relevant tax authority, an amount sufficient to satisfy U.S. federal, state, local, non-U.S., and other taxes (including the Participant’s FICA or other social insurance contribution obligation) required to be withheld or paid with respect to such Award (or exercise thereof).

16.2 Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax liability or withholding obligation, in whole or in part by such methods as the Administrator shall determine, including, without limitation, (a) paying cash, check or other cash equivalents, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, (c) delivering to the Company already-owned Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld or paid, (e) such other consideration and method of payment for the meeting of tax liabilities or withholding obligations as the Administrator may determine to the extent permitted by Applicable Laws, or (f) any combination of the foregoing methods of payment. The amount of the withholding obligation will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

17. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or its Subsidiaries or Parents, as applicable, nor will they interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable, to terminate such relationship at any time, free from any liability or claim under the Plan.

18. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19. Effective Date; Term of Plan. Subject to Section Error! Reference source not found.3 of the Plan, the Plan will become effective upon the later to occur of (i) its adoption by the Board or (ii) the business day immediately prior to the Registration Date. It will continue in effect until terminated under Section 20, but no Incentive Stock Options may be granted after 10 years from the date adopted by the Board and Section 3.2 will operate only until the 10th anniversary of the date the Plan is adopted by the Board.

20. Amendment and Termination of the Plan.

20.1 Amendment and Termination. The Administrator, in its sole discretion, may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason.

20.2 Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

20.3 Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21. Conditions Upon Issuance of Shares.

21.1 Legal Compliance. Shares will not be issued pursuant to an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

21.2 Investment Representations. As a condition to the exercise or vesting of an Award, the Company may require the person exercising or vesting in such Award to represent and warrant at the time of any such exercise or vesting that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

22. Inability to Obtain Authority. If the Company determines it to be impossible or impractical to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. state or federal law or non-U.S. law or under the rules and regulations of the U.S. Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, the Company will be relieved of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

23. Intentionally Omitted.

24. Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to the reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, without limitation, termination of such Participant’s status as an employee and/or other service provider for cause or any specified action or inaction by a Participant, whether before or after such termination of employment and/or other service, that would constitute cause for termination of such Participant’s status as an employee and/or other service provider. Notwithstanding any provisions to the contrary under this Plan, all Awards granted under the Plan will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws (the “Clawback Policy”). The Administrator may require a Participant to forfeit, or return to the Company, or reimburse the Company for, all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws, including without limitation any reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 24 specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Parent or Subsidiary of the Company.

* * *

Annex C

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

60 Degrees Pharmaceuticals, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That at a meeting of the Board of Directors of 60 Degrees Pharmaceuticals, Inc. resolutions were duly adopted setting forth a proposed amendments of the certificate of incorporation of said corporation (the “Certificate of Incorporation”), declaring said amendments to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

“RESOLVED, that the Certificate of Incorporation of this corporation be amended by deleting Section 4 in its entirety and inserting the following:

4. (a) The total number of shares of stock which the Corporation shall have the authority to issue shall be One Hundred Fifty One Million (151,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated as “Common Stock” and “Preferred Stock.” The Corporation shall be authorized to issue One Hundred Fifty Million (150,000,000) shares of Common Stock, each share to have a par value of $0.0001 per share, and One Million (1,000,000) shares of Preferred Stock, each share to have a par value of $0.0001 per share.

(b) Effective as of 12:01 a.m. Eastern Time on ________ (the “Effective Time”), each ____ shares of the Corporation’s Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate or book entry position which formerly represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive one whole share. The Reverse Stock Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent. Each certificate or book entry position that immediately prior to the Effective Time represented shares of Common Stock shall thereafter represent the number of shares of Common Stock into which the shares of Common Stock represented by such certificate or book entry position has been combined, subject to the right to receive a whole share in lieu of any fractional share of Common Stock as set forth above.”

SECOND: That thereafter, the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a stockholders meeting at which all shares entitled to vote thereon were present and voted, approved of the proposed amendment at the Annual Meeting of Stockholders held on [____], 2026 pursuant to Section 242 of the General Corporation Law of the State of Delaware.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed on [*], 2026.

By:
Name:	Geoffrey Dow
Title:	Chief Executive Officer and President

C-1

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

COMPANY

60 DEGREES PHARMACEUTICALS, INC.
a Delaware corporation

By:
Name:
Title:

OPTIONHOLDER

Name:

C-2

This proxy is solicited on behalf of the Board of Directors VOTE BY INTERNET - www.SXTP.vote 60 DEGREES PHARMACEUTICALS, INC Use the Internet to vote by proxy up until 11:59 P.M. Eastern Time on August 4, 2026. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy. 1025 Connecticut Avenue NW Suite 1000 - Washington, D.C. 20036 VOTE BY MAIL Mark, sign, and date this proxy card and promptly return to EQUITY STOCK TRANSFER, 237 W 37TH ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services. VOTE BY FAX or BY EMAIL Mark, sign, and date this proxy card and promptly return it by fax: (347)-584-3644 ATTN: Shareholder Services or by email: proxy@equitystock.com ATTN: Shareholder Services. CONTROL# The undersigned hereby appoints Mr. Geoffrey Dow, the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the common stock, $0.0001 par value per share, of 60 Degrees Pharmaceuticals, Inc., (the “Company”), which the undersigned is entitled to vote at the 2026 annual meeting of stockholders of the Company to be held at 12:00 p.m., Eastern Time, on August 5, 2026, (the “Annual Meeting”) to be held virtually by calling (877)-407-3088 (toll free) or +1-877-407-3088 (International), and any adjournment or adjournment or postponement thereof. There will not be a physical meeting location. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1, "FOR" PROPOSALS 2 THROUGH 6. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: 1. Election of five (5) Directors. For Withhold Nominees: 1a. Geoffrey Dow 1b. Eric Francois 1c. Cheryl Xu 1d. Stephen Toovey 1e. Paul Field For Against Abstain 2. To approve an amendment to the 60 Degrees Pharmaceuticals, Inc. 2022 Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of common stock available for issuance by 800,000 shares. 3. To approve an amendment to the Company's certificate of incorporation, as corrected (“Certificate of Incorporation”), to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 1:5 to 1:10 inclusive, as determined by our Board of Directors in its sole discretion. 4. To ratify the selection by our Board of Directors of RBSM LLP as the Company's independent auditor for the fiscal year ending December 31, 2026. 5. To approve a payment to management of a success fee of five percent (5%) of deal proceeds between a deal value of $40 and 100 million, and 6% of deal proceeds for a deal value in excess of $100 million, in the event of a change of control/strategic transaction or sale of Arakoda, to be awarded as cash or equity to members of the management team, as determined by the Board of Directors at its sole discretion. 6. To approve adjourning the Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of the Director Election Proposal, the 2022 Plan Amendment Proposal and the Certificate of Incorporation Amendment Proposal at the time of the Annual Meeting . Note: To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (toll free) or email proxy@equitystock.com Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date